     As filed with the Securities and Exchange Commission on or about
                              September 12, 2002

                                                     File No. 33-62735



                       Securities and Exchange Commission
                            Washington, D. C. 20549

                                 Post-Effective

                                 Amendment No. 8

                                       to

                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                     EVEREN Unit Investment Trusts Series 38

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187

                 Name and complete address of agent for service:

                             Nicholas Dalmaso, Esq.
                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187



       (X) Check box if it is proposed that this filing will become effective at 2:00 p.m. on September 12, 2002 pursuant to paragraph
           (b) of Rule 485.

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST
                                 NATIONAL SERIES

                              KEMPER DEFINED FUNDS
                             INSURED NATIONAL SERIES


                          EVEREN UNIT INVESTMENT TRUSTS
                             INSURED NATIONAL SERIES


                                    PART ONE

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus

         Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "TRUSTS" and each a "TRUST") were formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in an insured, fixed portfolio consisting of obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof.

         UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

         Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio listed in Part Two has been obtained from an independent company by either the Trust, the Sponsor or the issuer of the Municipal Bonds involved. Insurance obtained by the Sponsor or a Municipal Bond issuer is effective so long as such Bonds are outstanding. The insurance, in any case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of the Trust received on the Date of Deposit a rating of "AAA" by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("STANDARD & POOR'S") or "Aaa" by Moody's Investors Service, Inc. See "Insurance on the Portfolios" and "Description of Municipal Bond Ratings." No representation is made as to any insurer's ability to meet its commitments.

         This Prospectus is in two parts. Read and retain both parts for future reference.

                       SPONSOR: CLAYMORE SECURITIES, INC.

AS WITH ANY INVESTMENT, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                  PAGE



SUMMARY                                                             3

THE TRUST                                                           5

PORTFOLIOS                                                          6
     Risk Factors                                                   7

INSURANCE ON THE PORTFOLIO                                         14

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS               21

TAX STATUS OF THE TRUST                                            21

TAX REPORTING AND REALLOCATION                                     25

PUBLIC OFFERING OF UNITS                                           25
     Public Offering Price                                         25
     Accrued Interest                                              28
     Purchased and Daily Accrued Interest                          28
     Accrued Interest                                              29
     Public Distribution of Units                                  29
     Profits of Sponsor                                            30

MARKET FOR UNITS                                                   30

REDEMPTION                                                         31
     Computation of Redemption Price                               32

UNITHOLDERS                                                        33
     Ownership of Units                                            33
     Distributions to Unitholders                                  33
     Statement to Unitholders                                      34
     Rights of Unitholders                                         36

INVESTMENT SUPERVISION                                             36

SPONSOR                                                            38
     The Sponsor                                                   38
     Limitations on Liability                                      38
     Responsibility                                                38
     Resignation                                                   39

TRUSTEE                                                            39
     The Trustee                                                   39
     Limitations on Liability                                      40
     Responsibility                                                40
     Resignation                                                   40

EVALUATOR                                                          41
     The Evaluator                                                 41
     Limitations on Liability                                      41
     Responsibility                                                41
     Resignation                                                   41

AMENDMENT AND TERMINATION                                          41

EXPENSES OF THE TRUST                                              42

LEGAL OPINIONS                                                     44

INDEPENDENT AUDITORS                                               44

DESCRIPTION OF BOND RATINGS                                        44
     Standard & Poor's Rating                                      44
     Moody's Investors Service Rating                              45
     Fitch Ratings                                                 46

Essential Information*
Report of Independent Auditors*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

--------
*    INFORMATION ON THESE ITEMS APPEARS IN PART TWO

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST

                  KEMPER DEFINED FUNDS INSURED NATIONAL SERIES

              EVEREN UNIT INVESTMENT TRUSTS INSURED NATIONAL SERIES

SUMMARY

         THE TRUST. Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series (the "TRUSTS" and each a "TRUST") are each a unit investment trust consisting of a number of diversified portfolios (the "SERIES"), each portfolio consisting of obligations ("MUNICIPAL BONDS," "SECURITIES" or "BONDS") issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof. Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objective will be achieved.

         All of the Municipal Bonds in a Series of the Trust were rated in the category "BBB" or better by Standard & Poor's ("STANDARD & POOR'S") or "Baa" by Moody's Investors Service, Inc. ("MOODY'S") on the date such Series was established (the "DATE OF DEPOSIT"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Municipal Bond Ratings" herein and the "Schedule of Investments" in Part Two.

         The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

         INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each Series of the Trust has been obtained by the Trust, the Sponsor or directly by the issuer from an independent insurance company. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance Corporation ("AMBAC ASSURANCE") and Series A-25 and subsequent Series of the

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Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National
Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty Insurance Company ("FINANCIAL GUARANTY"), Municipal Bond Investor Assurance Corporation ("MBIA") or other insurers. Insurance obtained directly by the issuer may be from such companies or other insurers. See "Insurance on the Portfolio" herein and "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in the Trust, while insurance obtained by a Municipal Bond issuer is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, in the event of a sale of any Bond from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. See "Insurance on the Portfolio." No representation is made as to AMBAC Assurance's, Financial Guaranty's, MBIA's or any other insurer's ability to meet its commitments.

         PUBLIC OFFERING PRICE. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus Purchased Interest, if any, plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order)(such amount is referred to as Daily Accrued Interest in the case of certain Series). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units--Public Offering Price."

         INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by a Series of the Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such Series on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two. Unitholders of Kemper Defined Funds and EVEREN Unit Investment Trusts receive monthly distributions of interest and principal.

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of such Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities and with changes in the Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields

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(which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

         MARKET FOR UNITS. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."

         RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolios--Risk Factors."

THE TRUST

         Each Series of the Trust is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series, all of which are similar, and each of which was created under the laws of the State of Missouri or New York pursuant to a Trust Agreement* (the "AGREEMENT"). Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         The objectives of the Trust are tax-exempt income and conservation of capital with diversification of risk through investment in an insured, fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in the Trusts will be a preference item for purposes of the alternative minimum tax. Accordingly, such Trusts may be appropriate only for the investors

----------
* Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

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who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trusts' objectives will be achieved.

         A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.

         Each Series of the Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. Proceeds from the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for the Series.

         The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of the Series will increase. See "Redemption."

PORTFOLIOS

         In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, were deemed to be of primary importance: (a) a minimum rating of "BBB" by Standard & Poor's or "Baa" by Moody's Investors Service, Inc. (see "Description of Municipal Bond Ratings");
(b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the Series; (e) whether such Municipal Bonds were insured, or the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Municipal Bonds; and
(f) the dates of maturity of the Municipal Bonds.

         Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.

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         The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

         Certain Series of the Trust contain Municipal Bonds which may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Returns and/or Estimated Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

         The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

         RISK FACTORS. An investment in Units is subject to the following risks:

         INSURANCE. All of the bonds in the Trust are insured or guaranteed (the "Insured Bonds") by one of the following insurers: Ambac Assurance Corporation ("AMBAC"), Financial

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Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc.
("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the ratings agencies. The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

         FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

         FIXED-RATE BONDS. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

         ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly

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adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Federal Tax Status" herein.

         MARKET DISCOUNT. The Portfolio of the Trust may consist of some Bonds whose market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

         RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes the Trust less diversified and subject to more market risk. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

         GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

         APPROPRIATIONS BONDS. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

         INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

         HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

         HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

         POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition.

Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

         WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

         UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

         LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

         CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

         SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

         MORAL OBLIGATION BONDS. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

         REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

         SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

         TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

         TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

         CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

         CORRECTIONAL FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

         LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

         TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Federal Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unitholders are urged to consult their own tax advisers.

INSURANCE ON THE PORTFOLIO

         All Municipal Bonds in the portfolios of each Series of the Trust are insured as to payment of interest and principal, when due, either by a policy obtained by the Trust, the Sponsor or by the Bond issuer. Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust are insured by AMBAC Assurance and Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series and EVEREN Unit Investment Trusts Insured National Series are insured by Financial Guaranty, MBIA and other insurers. The insurance policy obtained by the Trust for a Series is non-cancelable and will continue in force so long as such Series of the Trust is in existence, the insurer and/or the reinsures referred to below remain in business and the Municipal Bonds described in the policy continue to be held in such Series of the Trust. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds has been paid in advance by such issuer and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. In those instances where Municipal Bond insurance is obtained by the Sponsor or the issuer directly from an insurer, no premiums for insurance are paid by the Trust and such bonds are not covered by the Trust's policy. Non-payment of premiums on the policy obtained by the Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate Series of the Trust.

         The aforementioned insurance guarantees the scheduled payment of principal and interest on all of the Municipal Bonds as they fall due. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a Series of the Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a Series of the Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust. Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the Trust they must be owners of the Units of a Series of the Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such Series. Insurance obtained by the issuer of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by a Series of the Trust.

         Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, upon the sale of a Municipal Bond from Series A-25 (or any subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts covered under the Trust's insurance policy, has the right to obtain permanent insurance (the "PERMANENT INSURANCE") with respect to such Municipal Bond (I.E., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in Series A-25 (or subsequent Series) of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal

Bonds in such Series only if upon such exercise the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

         Insurance obtained by the Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realized from the sale of the Municipal Bonds on an insured basis exceeds the sum of (i) the net proceeds realizable from the sale of the Municipal Bonds on an uninsured basis plus (ii) in the case of Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts the premium attributable to the Permanent Insurance. The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the Municipal Bonds remain in the Trust's portfolio. Consequently, the price received by the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs the Trust may realize the benefits of the insurance.

         The Sponsor will instruct the Trustee not to sell Municipal Bonds from Series A-25 or subsequent Series of the Kemper Tax-Exempt Insured Income Trust, Kemper Defined Funds Insured National Series or EVEREN Unit Investment Trusts Insured National Series to effect redemptions or for any reason but rather to retain them in the portfolio unless value attributable to the Permanent Insurance can be realized upon sale. See "Investment Supervision."

         AMBAC ASSURANCE CORPORATION ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

         Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

         Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

         Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

         The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, IL 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's
Common Stock is listed on the NYSE.

         Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and
(212) 668-0340.

         The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

         MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guan. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance compay, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

         Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company
(BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

         In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         FINANCIAL GUARANTY INSURANCE COMPANY. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of March 31, 2002, the total capital and surplus of Financial Guaranty was approximately $1.03 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         FINANCIAL SECURITY ASSURANCE. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

         Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securites or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

         Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Holdings is an indirect subsidiary of Dexia S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of June 30, 2002, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,710,044,000 (unaudited) and 898,579,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles, generally accepted in the United States, approximately $1,817,013,000 (unaudited), and $744,499,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

         Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by. Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         CAPITAL GURANTY INSURANCE COMPANY. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA

Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

         In order to be in a Series of the Trust, Municipal Bonds must be insured by the issuer thereof or be eligible for the insurance obtained by the Series of the Trust. In determining eligibility, the company insuring the portfolio has applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Municipal Bonds by the Sponsor. To the extent the standards of the insurer are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited.

         On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

         An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating(s), while having the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

         In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

         The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturity interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status of the Trust."

INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS

         As of the opening of business on the date indicated therein, the Estimated Current Returns, if applicable, and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest, if any; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

TAX STATUS OF THE TRUST

         FEDERAL TAX STATUS.

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "BONDS") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "SERVICE") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

TAX REPORTING AND REALLOCATION

         Because the Trust receives interest and makes monthly distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.

PUBLIC OFFERING OF UNITS

         PUBLIC OFFERING PRICE. Units of each Series of the Trust are offered at the Public Offering Price, plus accrued interest to the expected settlement date (Daily Accrued Interest for certain Series). The Public Offering Price per Unit of a Series is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the Evaluator, a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the Series, divided by the number of outstanding Units of that Series of the Trust, plus Purchased Interest, if any, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                                                                                    PERCENT OF
                  DOLLAR WEIGHTED                                     PERCENT OF PUBLIC             NET AMOUNT
             AVERAGE YEARS TO MATURITY                                OFFERING PRICE                 INVESTED

1 to 3.99 years                                                            2.00%                      2.041%
4 to 7.99 years                                                            3.50                       3.627
8 to 14.99 years                                                           4.50                       4.712
15 or more years                                                           5.50                       5.820

         The sales charge per Unit will be reduced as set forth below:

                                                                         DOLLAR WEIGHTED AVERAGE
                                                                            YEARS TO MATURITY*
                                                     -----------------------------------------------------------------
                                                           4 TO 7.99             8 TO 14.99            15 OR MORE
           AMOUNT OF INVESTMENT                                 Sales Charge (% of Public Offering Price)

$1,000 to $99,999                                  .         3.50%                  4.50%                5.50%
$100,000 to $499,999                                         3.25                   4.25                 5.00
$500,000 to $999,999                                         3.00                   4.00                 4.50
$1,000,000 or more                                           2.75                   3.75                 4.00

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

         The reduced sales charge as shown on the preceding charts will apply to all purchases of Units on any one day by the same purchases from the same dealer, and for this purpose, purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charge will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

         Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying Securities in the Trust, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

         The Public Offering Price on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds or by the Sponsor is reflected and included in the market value of such Municipal Bonds.

         In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if the Trust were to hold the Municipal Bonds of a municipality which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption."

         The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchases of Units.

         The interest on the Municipal Bonds in each Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Series of the Trust change or as the number of outstanding Units of such Series changes.

         Payment for Units must be made on or before the third business day following purchase (the "SETTLEMENT DATE"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

         ACCRUED INTEREST. Included in the Public Offering Price of Units of Kemper Tax-Exempt Insured Income Trust is accrued interest as described herein. Accrued Interest consists of two elements. The first arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Funds is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to Sponsor. Such advance will be repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date is the date of settlement for anyone ordering Units on the Date of Deposit, no accrued interest will be added to the Public Offering Price of Units ordered on the Date of Deposit.

         The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

         Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the of tender in the case of redemption in such Trust Fund.

         PURCHASED AND DAILY ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 1-13 is Purchased and Daily Accrued Interest as described herein. Accrued interest consist of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in the Trust fund is paid semi-annually to the Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date of the Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Units in the Trust Fund is accounted for daily on an accrual basis (herein referred to as "Daily Accrued Interest"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units will include the proportionate share of Daily Accrued Interest to the date of settlement.

         If a Unitholder sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the Trust Fund is liquidated, he will receive at that time his proportionate share of the Purchase Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the Trust Fund.

         ACCRUED INTEREST. Included in the Public Offering Price of Units for Kemper Defined Funds Insured National Series 14 and subsequent series and all EVEREN Unit Investment Trusts Insured National Series is accrued interest as described herein. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

         In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

         Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amount shown in the table below.

                                                                         DOLLAR WEIGHTED AVERAGE
                                                                            YEARS TO MATURITY*
                                                     -----------------------------------------------------------------
                                                           4 TO 7.99             8 TO 14.99            15 OR MORE
           AMOUNT OF INVESTMENT                                 Sales Charge (% of Public Offering Price)

$1,000 to $99,999                                  .         2.00%                  3.00%                 4.00%
$100,000 to $499,999                                         1.75                   2.75                  3.50
$500,000 to $999,999                                         1.50                   2.50                  3.00
$1,000,000 or more                                           1.25                   2.25                  2.50

--------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

         In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts underwritten by the Sponsor.

         The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount and the sales charge will be retained by the Sponsor.

         The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

         PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the Trust, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

         While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Unitholders who wish to dispose of their Units should inquire of their broker or bank as to the current market price of the Units in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REDEMPTION

         A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchaser.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"), by payment of cash equivalent to the Redemption Price for that Series of the Trust, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional in the Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.

         Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

         Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The

Trustee is empowered to sell Municipal Bonds from the portfolio of a Series in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series of the Trust will be reduced.

         The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

         The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. Because insurance obtained by certain Series of the Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Series of the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units, under certain circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

         COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

                  A. adding (1) the cash on hand in such Series of the Trust other than cash depositor in the Trust Funds to purchase Municipal Bonds not applied to the purchase of such Bonds; (2) the aggregate value of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and
         (3) interest accrued and unpaid on the Municipal Bonds in that Series of the Trust as of the date of computation; and

                    B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of that Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of that Series of the Trust including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series of the Trust; and

                  C. finally, dividing the results of such computation by the number of Units of such Series of the Trust outstanding as of the date thereof.

UNITHOLDERS

         OWNERSHIP OF UNITS. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

         Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any Certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

         DISTRIBUTIONS TO UNITHOLDERS. Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in Series of Kemper Defined Funds and EVEREN Unit Investment Trusts in which case only monthly distributions are available) of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account for such Series of the Trust. However, the interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is added to the daily value of the Units of such Series. If Unitholders of a Series sell or redeem all or a portion of their Units they will be paid their proportionate share of the accrued interest of such Series to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.

         Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Second Distribution Date following the purchase of their Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semiannual installments, and distributions of income are made to Unitholders of a Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account of such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.

         Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option for the subsequent twelve months.

         The Trustee will distribute on each semi-annual Distribution Date (or in the case of Kemper Defined Funds and EVEREN Unit Investment Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of Record of the Trust on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account of such Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of Kemper Tax-Exempt Insured Income Trust, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

         STATEMENT TO UNITHOLDERS. With each distribution, the Trustee will furnish or cause to be furnished each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

         The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a Series of the Trust a statement covering the calendar year, setting forth:

                  A. As to the Interest Account:

                           1. The amount of interest received on the Municipal
                  Bonds in such Series and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;

                           2. The amount paid from the Interest Account of such
                  Series representing accrued interest of any Units redeemed;

                           3. The deductions from the Interest Account of such
                  Series for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and bond counsel, if any;

                           4. Any amounts credited by the Trustee to a Reserve
                  Account for such Series described under "Expenses of the Trust"; and

                           5. The net amount remaining after such payments and
                  deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

                  B. As to the Principal Account:

                           1. The dates of the maturity, liquidation or
                  redemption of any of the Municipal Bonds in such Series and the net proceeds received therefrom excluding any portion credited to the Interest Account;

                           2. The amount paid from the Principal Account of such
                  Series representing the principal of any Units redeemed;

                           3. The deductions from the Principal Account of such
                  Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any;

                           4. Any amounts credited by the Trustee to a Reserve
                  Account for such Series described under "Expenses of the Trust"; and

                           5. The net amount remaining after distributions of
                  principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

                  C. The following information:

                           1. A list of the Municipal Bonds in such Series as of
                  the last business day of such calendar year;

                           2. The number of Units of such Series outstanding on
                  the last business day of such calendar year;

                           3. The Redemption Price of such Series based on the
                  last Trust Evaluation made during such calendar year; and

                           4. The amount actually distributed during such
                  calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such Series outstanding on the Record Date for each such distribution.

         RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a Series shall have the right to control the operation and management of such Series or of the Trust in any manner, except to vote with respect to amendment of the Trust Agreements or termination of such Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate the Series or the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such Series or the Trust.

INVESTMENT SUPERVISION

         The Sponsor may not alter the portfolio of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the Trust will remain unchanged under normal circumstances.

         The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Municipal Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders of such Series. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account for distribution to the Unitholders.

         The portfolio insurance obtained by the Trust from AMBAC Assurance for Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while the

Municipal Bonds remain in the portfolio of a Series of the Trust. Consequently, the price received by such Series of the Trust upon the disposition of any such Municipal Bond will reflect a value placed upon it by the market as an uninsured obligation rather than a value resulting from the insurance. Due to this fact, the Sponsor will not direct the Trustee to dispose of Municipal Bonds in Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that if a default in the payment of interest or principal occurs, the Trust may realize the benefits of the insurance.

         Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee, at the time of the sale of a Municipal Bond covered under the Trust's insurance policy with respect to Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust, has the right to obtain permanent insurance with respect to such Municipal Bond (I.E., insurance to maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "PERMANENT INSURANCE") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for Municipal Bonds in Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only if upon such exercise a Series of the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond were sold on an uninsured basis. The insurance premium with respect to each Municipal Bond in such Series is determined based upon the insurability of each Municipal Bond as of the initial Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

         The Trustee is permitted to utilize the option to obtain Permanent Insurance available on Series A-25 and subsequent Series of the Kemper Tax-Exempt Insured Income Trust only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

         The Trustee may sell Municipal Bonds designated by the Sponsor from a Series of the Trust for the purpose of redeeming Units of such Series tendered for redemption and the payment of expenses. See "Redemption."

SPONSOR

         THE SPONSOR. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241 and at 210 North Hale Street, Wheaton, Illinois 60187.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

         LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

TRUSTEE

         THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

         RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EVALUATOR

         THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

         LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

         RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION

          The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding, PROVIDED that no such amendment or waiver will reduce the interest in a Series of the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. In no event shall the Trust Agreements be amended to increase the number of Units issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

         The Trust Agreements provide that a Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum Trust value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in such Series of the Trust and, after paying all expenses and charges incurred by such Series of the Trust, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.

         Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by Series A through A-24 of the Kemper Tax-Exempt Insured Income Trust is applicable only while Bonds so insured are held by such Series of the Trust, the price to be received by such Series of the Trust upon the disposition of any such Bond which is in default by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation of such Series it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

EXPENSES OF THE TRUST

         The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each Series outstanding as of the January Record Date for any annual period.

         The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two, based on the largest aggregate principal amount of Municipal Bonds in such Series at any time during the monthly, quarterly or semi-annual period, as appropriate. Funds that are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures; however, the Trustee is also authorized by the Trust Agreements to make from time to time certain non-interest bearing advances to the Trust Funds. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Trust. See "Unitholders--Distributions to Unitholders."

         For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, payable monthly, calculated on the basis of an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.

         The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of each Series to the extent funds are available and then from the Principal Account of such Series. Such fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

         The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such Series, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of such Series of the Trust without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the Series. To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. The fees and expenses set forth herein are payable out of a Trust and, when owing to the Trustee, are secured by a lien on such Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses. The fees and expenses set forth herein are payable out of such Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of the Series of the Trust. Fees or charges relating to the Trust shall be allocated to each Trust Fund in the same ratio as the principal amount of such Trust Fund bears to the total principal amount of all Trust Funds in the Trust. Fees or charges relating solely to a particular Trust Fund shall be charged only to such Trust Fund.

         Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Account of such Series. The Trustee may withdraw from the Principal Account or the Interest Account of such Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of that Series of the Trust. Amounts so withdrawn shall be credited to a separate account maintained for such Series known as the Reserve Account and shall not be considered a part of such Series when determining the value of the Units of such Series until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

LEGAL OPINIONS

         The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

INDEPENDENT AUDITORS

         The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

           * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

           *    Nature of and provisions of the obligation;

           * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

         AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                                    Part Two

                             Dated September 5, 2002




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                              Essential Information

                             As of December 31, 2001

             Sponsor and Evaluator:  Claymore Securities, Inc.

                       Trustee:  The Bank of New York Co.




General Information


Principal Amount of Municipal Bonds                               $2,450,000
Number of Units                                                      247,415
Fractional Undivided Interest in the Trust per Unit                1/247,415
Principal Amount of Municipal Bonds per Unit                          $9.902
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio         $2,524,774
  Aggregate Bid Price of Municipal Bonds per Unit                    $10.205
  Cash per Unit (1)                                                  $(.011)
  Pricing accrued interest to date of settlement                       $.004
  Sales Charge of 5.820% (5.50% of Public Offering Price)              $.594
  Public Offering Price per Unit (inclusive of accrued interest) (2) $10.792
Redemption Price per Unit (inclusive of accrued interest)            $10.198
Excess of Public Offering Price per Unit Over Redemption Price
  per Unit                                                             $.594
Minimum Value of the Trust under which Trust Agreement may be
  terminated                                                        $935,000


Date of Trust                                                October 5, 1995
Mandatory Termination Date                                 December 31, 2027







Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co.
of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                        Essential Information (continued)

                             As of December 31, 2001

             Sponsor and Evaluator:  Claymore Securities, Inc.

                       Trustee:  The Bank of New York Co.





Special Information Based on Distributions


 Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                 $.557772
  Less:  Estimated Annual Expense                                   .030019
                                                                       ----
  Estimated Net Annual Interest Income                             $.527753
                                                                  =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                             $.527753
  Divided by 12                                                    $.043979
Estimated Daily Rate of Net Interest Accrual per Unit              $.001466
Estimated Current Return Based on Public Offering Price
 (exclusive of accrued interest) (3)                                  4.89%
Estimated Long-Term Return (3)                                        4.16%



Trustee's Annual Fees per $1,000 Principal Amount                 $1.620000
Evaluation Fees per $1,000 Principal Amount                        $.300000
Trustee's Miscellaneous Expenses per Unit                          $.001038
Surveillance Fees per 100 Units                                    $.200000


Record and Computation Dates: First day of the month.


Distribution Dates: Fifteenth day of the month.


3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                            Report of Independent Auditors

Unitholders
EVEREN Defined Funds
Insured National
Series 17



We have audited the accompanying statement of assets and liabilities of EVEREN Defined Funds Insured National Series 17, including the schedule of investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVEREN Defined Funds Insured National Series 17 at December 31, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP

Kansas City, Missouri

April 16, 2002

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                       Statement of Assets and Liabilities

                                December 31, 2001




Assets
Municipal Bonds, at value (cost $2,348,717)                       $2,524,774
Interest receivable                                                   42,089
                                                                        ----
Total assets                                                       2,566,863

Liabilities and net assets
Cash overdraft                                                        33,398
Accrued liabilities                                                    1,544
                                                                        ----
                                                                      34,942
Net assets, applicable to 247,415 Units outstanding:
  Cost of Trust assets, exclusive of interest         $2,348,717
  Unrealized appreciation                                176,057
  Distributable funds                                      7,147
                                                            ----        ----
Net assets                                                        $2,531,921
                                                                   =========



See accompanying notes to financial statements.

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                            Statements of Operations



                                                  Year ended December 31
                                                2001         2000         1999
                                                ----         ----         ----
Investment income - interest                $157,219     $171,789     $218,692
Expenses:
  Trustee's fees and related expenses          6,930        7,085        9,678
  Evaluator's and portfolio surveillance
    fees                                       1,361        1,540        1,944
                                                ----         ----         ----
Total expenses                                 8,291        8,625       11,622
                                                ----         ----         ----
Net investment income                        148,928      163,164      207,070

Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) on investments         30,622      (8,967)       15,111
  Unrealized appreciation (depreciation)
   during the year                          (29,792)      186,798    (368,534)
                                                ----         ----         ----
Net gain (loss) on investments                   830      177,831    (353,423)
                                                ----         ----         ----
Net increase (decrease) in net assets
 resulting from operations                  $149,758     $340,995   $(146,353)
                                           =========    =========    =========



See accompanying notes to financial statements.

                              EVEREN Defined Funds

                                Insured National

                                    Series 17

                       Statements of Changes in Net Assets



                                                   Year ended December 31
                                               2001         2000         1999
                                             ----         ----         ----
Operations:
  Net investment income                    $148,928     $163,164     $207,070
  Realized gain (loss) on investments        30,622      (8,967)       15,111
  Unrealized appreciation (depreciation)
    on investments during the year         (29,792)      186,798    (368,534)
                                               ----         ----         ----
Net increase (decrease) in net assets
  resulting from operations                 149,758      340,995    (146,353)

Distributions to Unitholders:
  Net investment income                   (145,211)    (165,964)    (211,191)

Capital transactions:
  Redemption of Units                     (402,222)    (548,665)    (584,041)
                                               ----         ----         ----
Total decrease in net assets              (397,675)    (373,634)    (941,585)

Net assets:
  At the beginning of the year            2,929,596    3,303,230    4,244,815
                                               ----         ----         ----
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $7,147, $(70,006)
    and $(277,251) at December 31,
    2001, 2000 and 1999, respectively)   $2,531,921   $2,929,596   $3,303,230
                                          =========    =========    =========
Trust Units outstanding at the end of
  the year                                  247,415      286,670      343,637
                                          =========    =========    =========
Net asset value per Unit at the end
  of the year                               $10.233      $10.219       $9.613
                                          =========    =========    =========



See accompanying notes to financial statements.

                                                     EVEREN Defined Funds

                                                       Insured National

                                                           Series 17



                                                   Schedule of Investments

                                                        December 31, 2001





                                                    Coupon      Maturity  Redemption                      Principal
Name of Issuer and Title of Bond (4) (5)             Rate           Date  Provisions(2)      Rating(1)      Amount     Value(3)
---------------------                                ---             ---  -----               ---              ----          ---
Certificates of Participation (1995 Master         6.125%      9/01/2026  2008 @ 100 S.F.     AAA          $290,000     $314,331
Lease Program), Chino Unified School District.                            2005 @ 102
Insured by FSA.

+Harrison County of Wastewater Management          6.000       2/01/2027  2005 @ 102          AAA           255,000      280,212
District (Mississippi), Wastewater Treatment
Facilities Revenue Bonds, Series 1995.
Insured by FGIC.

Municipality of Metropolitan Seattle (Seattle,     5.450       1/01/2021  2003 @ 102          AAA           260,000      261,279
Washington), Sewer Refunding Revenue Bonds,
Series Z. Insured by AMBAC.

South Dakota Board of Regents, South Dakota        5.125       4/01/2022  2018 @ 100 S.F.      AAA           250,000      244,882
State University, Housing Auxiliary Facilities                            2004 @ 100
Revenue Bonds, Series 1994A. Insured by MBIA.

+City of Rio Rancho, New Mexico, Water and         6.000       5/15/2022  2006 @ 100           AAA           210,000      230,887
Wastewater System Revenue Bonds, Series 1995A.
Insured by FSA.

Illinois Health Facilities Authority, Central      5.750      11/01/2022  2013 @ 100 S.F.      AAA           265,000      271,275
DuPage Health System, Revenue Bonds, Series 1992                          2002 @ 102
(Wyndemere Retirement Community Project).
Insured by MBIA.

Municipal Electric Authority of Georgia, Power     5.700       1/01/2023  2015 @ 100 S.F.      AAA           250,000      255,710
Revenue Bonds, Series AA. Insured by CGIC.                                2003 @ 102

Wisconsin Health and Educational Facility          5.250       8/15/2023  2013 @ 100 S.F.      AAA           255,000      249,502
Authority, Revenue Bonds (Aurora Health Care                              2003 @ 102
Obligated Group), Series 1993. Insured by MBIA.


                                                     EVEREN Defined Funds

                                                       Insured National

                                                           Series 17



                                                   Schedule of Investments

                                                        December 31, 2001




                                                   Coupon      Maturity   Redemption                      Principal
Name of Issuer and Title of Bond (4) (5)            Rate          Date   Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                               ---           ---     -----               ---              ----          ---
City of Cedar Rapids, Iowa, Pollution Control     5.500%      11/01/2023  2003 @ 102          AAA          $140,000     $142,936
Revenue Refunding Bonds (Iowa Electric Light
and Power Company Project), Series 1993.
Insured by MBIA.

Illinois State Health Facilities Authority,       5.375       11/15/2023  2014 @ 100 S.F.     AAA           275,000      273,760
Hospital Revenue Bonds (Swedish American                                  2003 @ 102
Hospital), Series 1993. Insured by AMBAC.
                                                                                                               ----         ----
                                                                                                         $2,450,000   $2,524,774
                                                                                                          =========    =========


See accompanying notes to Schedule of Investments.

                                  EVEREN Defined Funds

                                    Insured National

                                        Series 17



                            Notes to Schedule of Investments

1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.


See accompanying notes to financial statements.

                                  EVEREN Defined Funds

                                    Insured National

                                        Series 17



                              Notes to Financial Statements

1.  Significant Accounting Policies
Trust Sponsor and Evaluator
On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

Valuation of Municipal Bonds
Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 5 - Insurance).

Cost of Municipal Bonds
Cost of the Trust's Bonds was based on the offering prices of the Bonds on October 5, 1995 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Investment Income
Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  Change in Accounting Principle
As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. Prior to January 1, 2001, the Trust did not amortize premiums or accrete discounts on debt securities (except for accretion of discount on zero coupon obligations). The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in $28,897 increase in cost of securities and a corresponding $28,897 reduction in net unrealized appreciation for the Trust, respectively, based on the securities held on January 1, 2001.
The effect of this change for the year ended December 31, 2001 was to increase net investment income by $5,160, decrease net unrealized appreciation by $67 and decrease net realized gain by $5,093 for the Trust. The Statements of Operations and Statements of Changes in Net Assets for prior periods have not been restated to reflect this change in presentation.

3.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at December 31, 2001:

   Gross unrealized appreciation                                     $176,057
   Gross unrealized depreciation                                            -
                                                                        -----
   Net unrealized appreciation                                       $176,057
                                                                    =========

                                EVEREN Defined Funds

                                   Insured National

                                       Series 17



                       Notes to Financial Statements (continued)


4.  Federal Income Taxes
The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information
Cost to Investors
The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.150% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Insurance
Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of the Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions
Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                    Year ended            Year ended            Year ended
Distribution     December 31, 2001     December 31, 2000     December 31, 1999
  Plan         Per Unit      Total    Per Unit    Total    Per Unit      Total
-----             ----       -----      ----       -----      ----       -----
Monthly          $.529    $144,210     $.536    $164,507     $.539    $209,307

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                            Year ended December 31
                                        2001           2000           1999
                                       -----          -----          -----
Principal portion                   $402,222       $548,665       $584,041
Net interest accrued                   1,001          1,457          1,884
                                       -----          -----          -----
                                    $403,223       $550,122       $585,925
                                   =========      =========      =========
Units                                 39,255         56,967         58,945
                                   =========      =========      =========


                                 EVEREN Defined Funds

                                   Insured National

                                        Series 17



                          Notes to Financial Statements (continued)



6. Financial Highlights


                                                         Year ended
                                                    December 31, 2001 (a)

Per Unit Operating Performance:
    Net asset value, beginning of period                   $10.219
                                                             -----
    Income from investment operations:
    Net investment income                                    0.550
    Net realized and unrealized gain (loss)
       on investment transactions                            0.001
                                                             -----
    Total from investment operations                         0.551

    Distributions to Unitholders:
    Net investment income                                  (0.537)
                                                             -----
    Total distributions                                    (0.537)
                                                             -----
    Net asset value, end of period                         $10.233
                                                            ======
Total Return(b):                                             5.88%

Ratio of items below to Average Net Assets:
    Expenses                                                 0.30%
    Net investment income                                    5.38%




(a) As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per unit by $0.02, decrease net realized and unrealized gains and losses per unit by $0.02, and increase the ratio of net investment income to average net assets from 5.19% to 5.38%.

(b)  Total return is based on average redemption prices per unit.

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 16, 2002, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Defined Funds Insured National Series 17 dated September 5, 2002.

                                                               Ernst & Young LLP

Kansas City, Missouri
September 5, 2002

                     KEMPER TAX-EXEMPT INSURED INCOME TRUST

                               MULTI-STATE SERIES

                   KEMPER DEFINED FUNDS (TAX-EXEMPT PORTFOLIO)

              EVEREN UNIT INVESTMENT TRUSTS (TAX-EXEMPT PORTFOLIO)

                                    PART ONE

         Each State Trust of the Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such Trust is named or counties, municipalities, authorities or political subdivisions thereof.

         Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("FINANCIAL GUARANTY") or other insurers or directly by the issuer or the Sponsor from Financial Guaranty, MBIA Insurance Corporation or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty or such other insurers, in the event of a sale of any Bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original date of deposit a rating of either "AAA" by Standard & Poor's, a division of The McGraw Hill Companies ("STANDARD & POOR'S") or "Aaa" by Moody's Investors Service, Inc. ("MOODY'S") and, while held in a State Trust, the Municipal Bonds are rated either "Aaa" by Moody's Investors Service, Inc. or "AAA" by Standard & Poor's. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period. See "Insurance on the Portfolios" and "Description of Securities Ratings." No representation is made as to Financial Guaranty's, MBIA Insurance Corporation's or any other insurer's ability to meet its commitments.

         UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND UNITS ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND INVOLVE INVESTMENT RISK INCLUDING LOSS OF PRINCIPAL.

                        This Prospectus is in two parts.
                Read and retain both parts for future reference.

                     The date of this Part One is that date
                which is set forth in Part Two of the Prospectus.


                       SPONSOR: CLAYMORE SECURITIES, INC.


         AS WITH ANY INVESTMENT, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                      PAGE
SUMMARY                                                               1
       The Trust                                                      1
       Insurance                                                      1
       Public Offering Price                                          1
       Interest and Principal Distributions                           1
       Reinvestment                                                   2
       Estimated Current Return and Estimated Long-Term Return        2
       Market for Units                                               2
       Risk Factors                                                   2

THE TRUST                                                             2

PORTFOLIOS                                                            3
       Risk Factors                                                   4
       Insurance                                                      4
       Failure of Issuers to Pay Interest and/or Principal            4
       Fixed-Rate Bonds                                               4
       Original Issue Discount Bonds and Zero Coupon Bond             4
       Market Discount                                                5
       Risk Inherent in an Investment in Different Types of Bonds     5
       General Obligation Bonds                                       5
       Appropriations Bonds                                           5
       Industrial Development Revenue Bonds ("IDRs")                  5
       Hospital and Health Care Facility Bonds                        5
       Housing Bonds                                                  6
       Power Bonds                                                    6
       Water and Sewer Revenue Bonds                                  6
       University and College Bond                                    6
       Lease Rental Bonds                                             6
       Capital Improvement Facility Bonds                             7
       Solid Waste Disposal Bonds                                     7
       Moral Obligation Bonds                                         7
       Refunded Bond                                                  7
       Airport, Port and Highway Revenue Bonds                        7
       Special Tax Bonds                                              7
       Tax Allocation Bonds                                           7
       Transit Authority Bonds                                        8
       Convention Facility Bonds                                      8
       Litigation and Legislation                                     8
       Tax Exemption                                                  8

INSURANCE ON THE PORTFOLIOS                                           8

INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETUR     13

FEDERAL TAX STATUS OF THE STATE TRUSTS                               14
       Assets of the Trusts                                          14
       Trust Status                                                  14
       Exclusion from Gross Income of Interest                       14
       Your Tax Basis and Income or Loss Upon Disposition            15
       Discount, Accrued Interest and Premium on Debt Obligations    15
       Exchanges and Rollovers                                       16
       Limitations on the Deductibility of Trust Expenses            16

DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS                 16

       California Trusts                                         16
       Colorado Trust                                            20
       Florida Trusts                                            24
       Michigan Trusts                                           26
       Missouri Trusts                                           28
       New York Trusts                                           31
       Ohio Trust                                                33
       Texas Trusts                                              35

PUBLIC OFFERING OF UNITS                                         37
       Public Offering Price                                     37
       Accrued Interest--Kemper Tax-Exempt Insured Income Trust  39
       Purchased and Daily Accrued Interest                      39
       Accrued Interest--Kemper Defined Funds and EVEREN Unit
       Investment Trusts                                         40
       Public Distribution of Units                              40
       Profits of Sponsor                                        41

MARKET FOR UNITS                                                 41

REDEMPTION                                                       41
       Computation of Redemption Price                           42

UNITHOLDERS                                                      43
       Ownership of Units                                        43
       Distributions to Unitholders                              43
       Principal Distributions                                   44
       Statements to Unitholders                                 44
       Rights of Unitholders                                     45

INVESTMENT SUPERVISION                                           45

SPONSOR                                                          46
       The Sponsor                                               46
       Limitations on Liability                                  46
       Responsibility                                            46
       Resignation                                               47

TRUSTEE                                                          47
       The Trustee                                               47
       Limitations on Liability                                  47
       Responsibility                                            48
       Resignation                                               48

EVALUATOR                                                        48
       The Evaluator                                             48
       Limitations on Liability                                  48
       Responsibility                                            48
       Resignation                                               48

AMENDMENT AND TERMINATION                                        48

EXPENSES OF THE TRUST                                            49

LEGAL OPINIONS                                                   50

AUDITORS                                                         50

DESCRIPTION OF BOND RATINGS                                      50
       Standard & Poor's Rating                                  50
       Moody's Investors Service Rating                          51

       Fitch Ratings                                             52

Essential Information*
Report of Certified Public Accountants*
Statement of Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedules of Investments*
Notes to Financial Statements*

* Information on these items appears in Part Two for the appropriate State Trust

SUMMARY

         THE TRUST. Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Series 11-22, Kemper Defined Funds (Tax-Exempt Portfolio) and EVEREN Unit Investment Trusts (Tax-Exempt Portfolio) (collectively, the "TRUST") are unit investment trusts consisting of a number of diversified portfolios designated as the State Trusts. Each State Trust consists of obligations ("MUNICIPAL BONDS," "BONDS" or "SECURITIES") issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof.

         Each State Trust's investment objective is interest income which is exempt from Federal, State and, where applicable, local income taxes and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved.

         All of the Municipal Bonds in the State Trust portfolios were rated in the category "BBB" or better by either Standard & Poor's or "Baa" by Moody's on the date such State Trust was established (the "DATE OF Deposit"). Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

         The Units, each of which represents a PRO RATA undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

         INSURANCE. Insurance guaranteeing the scheduled payment of principal and interest on all of the Municipal Bonds in the portfolio of each State Trust has been obtained by the Trust from Financial Guaranty Insurance Company ("FINANCIAL GUARANTY"), MBIA Insurance Corporation ("MBIA CORPORATION" or "MBIA") or other insurers, or directly by the issuer or the Sponsor from Financial Guaranty, MBIA or other insurers. See "Insurance on the Portfolios" herein and the "Schedule of Investments" in Part Two. Insurance obtained by the Trust remains in effect only while the insured Municipal Bonds are retained in such State Trust, while insurance obtained by a Municipal Bond issuer or the Sponsor is effective so long as such Bonds are outstanding. Pursuant to an irrevocable commitment of Financial Guaranty, MBIA or such other insurers, in the event of a sale of any bond covered under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance for such Municipal Bonds upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. The insurance, in either case, does not relate to the Units offered hereby or to their market value. As a result of such insurance, the Units of each State Trust received on the original Date of Deposit a rating of "AAA" from Standard & Poor's and, while held in a State Trust, the Municipal Bonds are rated "Aaa" by Moody's. See "Insurance on the Portfolios." No representation is made as to Financial Guaranty's or any other insurer's ability to meet its commitments.

         PUBLIC OFFERING PRICE. The Public Offering Price per Unit of each State Trust is equal to a PRO RATA share of the aggregate bid prices of the Municipal Bonds in such State Trust plus or minus a PRO RATA share of cash, if any, in the Principal Account, held or owned by the State Trust plus a sales charge shown under "Public Offering of Units." In addition, there will be added to each transaction in a State Trust an amount equal to the accrued interest from the last Record Date of such State Trust to the date of settlement (three business days after order). The sales charge is reduced on a graduated scale for sales as indicated under "Public Offering of Units."

         INTEREST AND PRINCIPAL DISTRIBUTIONS. Distributions of the estimated annual interest income to be received by each State Trust, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to holders of record of such State Trust on the Record Dates set forth for the applicable option. See "Essential Information" in Part Two. Only monthly distributions of estimated annual interest income will be available for Kemper Defined Funds Unitholders. The distribution of funds, if any, in the Principal Account of each State Trust, will be made as provided in "Unitholders--Distributions to Unitholders."

         REINVESTMENT. Each Unitholder of a State Trust offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Zurich Kemper Investments, Inc. See "Distribution Reinvestment."

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of the applicable State Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trusts and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the bid price of the underlying Bonds and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

         MARKET FOR UNITS. While under no obligation to do so and subject to change at any time, the Sponsor intends to and certain Underwriters may, maintain a market for the Units of each State Trust and continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in each State Trust plus accrued interest to the date of settlement.

         RISK FACTORS. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Securities. See "Portfolios--Risk Factors."

THE TRUST

         Each State Trust Fund is one of a series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Insured Income Trust, Multi-State Series, Kemper Defined Funds (Tax-Exempt Portfolio) or EVEREN Unit Investment Trusts (Tax-Exempt Portfolio), all of which are similar, and each of which was created under the laws of the State of Missouri or the State of New York pursuant to a Trust Agreement* (the "AGREEMENT") (such "STATE TRUSTS" being collectively referred to herein as the "TRUST"). Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the successor sponsor to certain Ranson & Associates, Inc. unit investment trusts. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         A State Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of insured, tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the State Trusts are often not available in small amounts. Each State Trust was formed for the purpose of gaining interest income free from Federal, State and, where applicable, local income and/or property taxes, while conserving capital and diversifying risks by investing in an insured, fixed portfolio of Municipal Bonds consisting of obligations issued primarily by or on behalf of the State for which such State Trust is named or counties, municipalities, authorities or political subdivisions thereof. There is, of course, no guarantee that the State Trusts' objective will be achieved. All of the Municipal Bonds in the State Trusts' portfolios are rated "BBB" or better by Standard & Poor's or "Baa" or better by Moody's. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two.

--------
* Reference is hereby made to said Trust Agreement, and any statements contained herein are qualified in ther entirety by the provisions of said Trust Agreement.

         Each State Trust consists of an insured portfolio of interest bearing obligations issued by or on behalf of states of the United States or counties, municipalities, authorities or political subdivisions thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may not be subject to State and local taxes. Proceeds of the maturity, redemption or sale of the Municipal Bonds in a State Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders thereof and will not be utilized to purchase replacement or additional Municipal Bonds for the State Trust.

         The Units, each of which represents a PRO RATA undivided fractional interest in the principal amount of Municipal Bonds deposited in the appropriate State Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the State Trusts and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units. To the extent that Units of any State Trust are redeemed, the principal amount of Municipal Bonds in such State Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of such State Trust will increase. See "Redemption."

PORTFOLIOS

         The selection of Municipal Bonds for each State Trust was based largely upon the experience and judgment of the Sponsor. In making such selections, the Sponsor considered the following factors: (a) a minimum rating in the category "BBB" by Standard & Poor's or "Baa" by Moody's (see "Description of Securities Ratings") except that the Sponsor may, from time to time, in specifically designated State Trusts, have deemed it to be acceptable to acquire unrated municipal bonds which had, in the opinion of the Sponsor, credit characteristics at least equal to municipal bonds so rated; (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the income to the Unitholders of the State Trust; (e) whether such Municipal Bonds were insured, or the cost and availability of insurance for the scheduled payment of principal and interest, when due, on the Municipal Bonds; and (f) the dates of maturity of the Municipal Bonds.

         Subsequent to the Date of Deposit, a Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from a State Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and the "Schedule of Investments" in Part Two. The Sponsor may not alter the portfolio of a State Trust except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

         Certain of the Municipal Bonds in the State Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such State Trust, and the net annual interest income of the State Trust and may reduce the Estimated Current and Long-Term Returns. See "Interest, Estimated Current Return and Estimated Long-Term Return." Each State Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, State or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of

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the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds. The Sponsor and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

         RISK FACTORS. An investment in Units is subject to the following risks:

         INSURANCE. All of the bonds in the Trust are insured or guaranteed (the "INSURED BONDS") by one of the following insurers: Ambac Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "INSURANCE COMPANIES"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the ratings agencies. The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

         FAILURE OF ISSUERS TO PAY INTEREST AND/OR PRINCIPAL. The primary risk associated with an investment in Bonds is that the issuer or an insurer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. NEITHER THE SPONSOR NOR THE TRUSTEE SHALL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY BOND.

         FIXED-RATE BONDS. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

         ORIGINAL ISSUE DISCOUNT BONDS AND ZERO COUPON BONDS. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Federal Tax Status" herein.

         MARKET DISCOUNT. The Portfolio of the Trust may consist of some Bonds whose market values were below face value on the Initial Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach

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maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates.

         RISK INHERENT IN AN INVESTMENT IN DIFFERENT TYPES OF BONDS. CONCENTRATION RISK. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be concentrated in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. This makes the Trust less diversified and subject to more market risk. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

         GENERAL OBLIGATION BONDS. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors which are beyond the entity's control.

         APPROPRIATIONS BONDS. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsor may instruct the Trustee to sell such Bonds.

         INDUSTRIAL DEVELOPMENT REVENUE BONDS ("IDRS"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

         HOSPITAL AND HEALTH CARE FACILITY BONDS. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

         HOUSING BONDS. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income

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families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Unitholder purchased Units, any prepayment at par would result in a loss of capital to the Unitholder and reduce the amount of income that would otherwise have been paid to Unitholders.

         POWER BONDS. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

         WATER AND SEWER REVENUE BONDS. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of no growth zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

         UNIVERSITY AND COLLEGE BONDS. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

         LEASE RENTAL BONDS. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

         CAPITAL IMPROVEMENT FACILITY BONDS. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

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         SOLID WASTE DISPOSAL BONDS. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

         MORAL OBLIGATION BONDS. The Trust may also include moral obligation bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

         REFUNDED BONDS. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         AIRPORT, PORT AND HIGHWAY REVENUE BONDS. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

         SPECIAL TAX BONDS. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

         TAX ALLOCATION BONDS. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

         TRANSIT AUTHORITY BONDS. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

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         CONVENTION FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

         CORRECTIONAL FACILITY BONDS. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

         LITIGATION AND LEGISLATION. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

         TAX EXEMPTION. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Federal Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unitholders are urged to consult their own tax advisers.

INSURANCE ON THE PORTFOLIOS

         All Municipal Bonds in the portfolio of the State Trusts are insured as to the scheduled payment of interest and principal, when due, by policies obtained directly by the Trust from Financial Guaranty or by the Sponsor or by the issuer from Financial Guaranty, MBIA or other insurers. The insurance policies obtained by the Trust for a Series are non-cancelable and will continue in force so long as such State Trust is in existence, Financial Guaranty remains in business and the Municipal Bonds described in the policy continue to be held in such State Trusts. The premium for any insurance policy or policies obtained by an issuer of Municipal Bonds or the Sponsor has been paid in advance by such issuer or the Sponsor and any such policy or policies are non-cancelable and will remain in force so long as the Municipal Bonds so insured are outstanding and the insurer and/or insurers referred to below remain in business. A monthly premium is paid by each State Trust for the insurance obtained by the Trust, which is payable from the interest received by such State Trust. In those instances where Municipal Bond insurance is obtained by the issuer or the Sponsor directly from an insurer, no premiums for insurance are paid by the State Trust and such bonds are not covered by the State Trust's policy. Nonpayment of premiums on the policy obtained by the State Trust will not result in the cancellation of such insurance but will force the insurer to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Municipal Bonds protected by the policy obtained by the Trust are fixed for the life of the appropriate State Trusts. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, no other insurer has an obligation to insure any issue adversely affected by either of the above described events.

         The aforementioned insurance guarantees the scheduled payment of principal and interest on the Municipal Bonds of each State Trust. It does not guarantee the market value of the Municipal Bonds or the value of the Units of a State Trust. The insurance obtained by the Trust is only effective as to Municipal Bonds owned by and held in a State Trust and the price which an individual pays on acquisition of Units, or receives on redemption or resale of Units, does not, except as indicated below, include any element of value for the insurance obtained by the Trust.

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Unitholders should recognize that in order to receive any benefit from the portfolio insurance obtained by the State Trust, they must be owners of the Units of a State Trust at the time the Trustee becomes entitled to receive any payment from the insurer for such State Trust. Insurance obtained by the issuer or the Sponsor of a Municipal Bond is effective so long as the Municipal Bond is outstanding, whether or not held by the State Trust.

         Pursuant to an irrevocable commitment of Financial Guaranty, upon the sale of a Municipal Bond under the Trust's insurance policy, the Trustee has the right to obtain permanent insurance with respect to such Municipal Bond (I.E., insurance to the maturity of the Municipal Bond regardless of the identity of the holder thereof) (the "PERMANENT INSURANCE") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Municipal Bond. Accordingly, every Municipal Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance with respect to Municipal Bonds in the State Trust only if upon such exercise the Trust would receive net proceeds (I.E., the value of such Municipal Bond if sold as an insured Municipal Bond less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Municipal Bond was sold on an uninsured basis. The insurance premium with respect to each Municipal Bond is determined based upon the insurability of each Municipal Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Municipal Bond's issuer.

         Insurance obtained for a State Trust, under normal circumstances, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only in circumstances where the credit quality of an underlying Municipal Bond has significantly deteriorated. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         The value to be added to such Municipal Bonds shall be an amount equal to the excess, if any, by which the net proceeds realizable from the sale of the Municipal Bond on an insured basis exceeds the sum of (i) the net proceeds receivable from the sale of the Municipal Bonds on an uninsured basis plus (ii) the insurance premium attributable to the Permanent Insurance. Insurance obtained by the issuer of a Municipal Bond is effective so long as such Municipal Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

         Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the "FISCAL AGENT"), that portion of the principal of and interest on the covered Municipal Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Municipal Bonds. The term "DUE FOR PAYMENT" means, when referring to the principal of a Municipal Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Municipal Bond, the stated date for payment of interest. When the interest on a Municipal Bond shall have been determined, as provided in the underlying documentation relating to such Municipal Bond, to be subject to Federal income taxation, "DUE FOR PAYMENT" also means, when referring to the principal of such Municipal Bond, the date on which such Municipal Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Municipal Bond, the accrued interest at the rate provided in such documentation to the date on which such Municipal Bond has been called for such mandatory redemption, together with any applicable redemption premium.

         Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Municipal Bond, appurtenant coupon or right to payment of principal or interest on such Municipal Bond and shall be fully subrogated to all the Trustee's rights thereunder, including the right to payment thereof.

         AMBAC ASSURANCE CORPORATION ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

         Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

         Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

         Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $5,587,000,000 (unaudited) and statutory capital of approximately $3,453,000,000 (unaudited) as of June 30, 2002. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

         The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 West Jackson Blvd., Suite 900, Chicago, IL 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D. C. 20549 at prescribed rates. In addition, the aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

         Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and
(212) 668-0340.

         The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

         MBIA INSURANCE CORPORATION. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA) is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guan. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 2001, MBIA had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 2002, MBIA had admitted assets of $8.7 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $3.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance compay, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

         Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company
(BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates all new issues insured by MBIA "AAA." Fitch IBCA, Inc. rates the financial strength of MBIA "AAA".

         In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.4 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         FINANCIAL GUARANTY INSURANCE COMPANY. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. .As of March 31, 2002, the total capital and surplus of Financial Guaranty was approximately $1.03 billion.. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         FINANCIAL SECURITY ASSURANCE. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

         Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securites or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

         Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Holdings is an indirect subsidiary of Dexia S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security. As of June 30, 2002, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,710,044,000 (unaudited) and 898,579,000 (unaudited), and the total shareholders' equity and the unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with accounting principles, generally accepted in the United States, approximately $1,817,013,000 (unaudited), and $744,499,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

         Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by. Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         CAPITAL GURANTY INSURANCE COMPANY. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly-owned subsidiary of Financial Security Assurance Inc. On September 30, 1997, Financial Security Assurance Inc. assumed all of the liabilities of FSA Maryland and sold the FSA Maryland "shell company" to American Capital Access, a wholly-owned subsidiary of American Capital Access Holdings, Incorporated.

         Because the Municipal Bonds are insured as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurance companies referred to above, either Standard & Poor's or Moody's has assigned to the State Trusts' Units its "AAA" or "Aaa" investment rating, respectively, and, in addition, Moody's has assigned its "Aaa" investment rating to each of the Municipal Bonds covered by the Financial Guaranty policy while held in the Trust. These are the highest ratings assigned to securities by such rating agencies. See "Description of Securities Ratings" herein. These ratings should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the State Trusts or the Units. There is no guarantee that the "AAA" or "Aaa" investment ratings will be maintained. The "AAA" Unit rating received by a State Trust from Standard & Poor's on the original date of deposit will be in effect for a period of 13 months from such date and will, unless renewed, terminate at the end of such period.

         On the date shown under "Essential Information" in Part Two, the Estimated Long-Term and Current Returns per Unit for the Trust, after payment of the insurance premium, if any, were as indicated. The Estimated Long-Term and Current Returns per Unit for a trust with an identical portfolio without the insurance obtained by the Trust would have been higher on such date.

         An objective of the portfolio insurance obtained by the Trust is to obtain a higher yield on the portfolio of the Series of the Trust than would be available if all the Municipal Bonds in such portfolios had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating, and at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Municipal Bonds. There is, of course, no certainty that this result will be achieved. Municipal Bonds in a Series of the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's. In selecting such Municipal Bonds for the portfolio, the Sponsor has applied the criteria described above.

         In the event of nonpayment of interest or principal, when due, in respect of a Municipal Bond, the appropriate insurer shall make such payment not later than 30 days after it has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof.

         The Internal Revenue Service has issued a letter ruling which holds, in effect, that insurance proceeds representing maturing interest on defaulted municipal obligations paid to municipal bond funds substantially similar to the Trust, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code. Holders of Units in the State Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. Furthermore, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect that such payment of proceeds would be excludable from Federal gross income to the same extent that such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Federal Tax Status of the State Trusts."

INTEREST, ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

         As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each State Trust were as set forth under "Essential Information" for the applicable State Trust in Part Two of this Prospectus. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in accrued interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the State Trust and (2) takes into account the expenses and sales charge associated with each State Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the State Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

FEDERAL TAX STATUS OF THE STATE TRUSTS

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "BONDS") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "SERVICE") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

DESCRIPTION AND STATE TAX STATUS OF THE STATE TRUSTS

         CALIFORNIA TRUSTS. ECONOMIC OUTLOOK. The California economy slowed in 2001, burdened by declining capital spending, a cooling stock market, struggling foreign economies, and the September 11 terrorist attacks on the World Trade Center and the Pentagon. Still, California fared better than most of the nation. For example, percentage job growth was much higher in the state than in the nation; however, only about half as many new jobs were created in 2001 as in 2000. As a result, unemployment ended the year higher than it began - it began 2001 at 4.2% and by November it was up to 5.7%. Manufacturing employment continued a decline that began in July 2000, with job losses totaling about 1.4 million. Non-manufacturing employment, on the other hand, continued to grow until August 2001 before dropping about 600,000. On an average annual basis, job growth is forecast at .3 %, although gains on a year-end 2001-02 basis my be closer to 1%. After growing almost 10% in 2000, California personal income advanced only 1.4% in 2001.

         The September 11 terrorist attacks dealt a severe blow to California tourism. Airlines, restaurants, lodging and shopping have been most adversely affected. Big-city markets which rely more on out-of-state and foreign visitors, have fared worse than suburban and rural tourism. Improved confidence in public safety should however, boost the state's tourism industry.

         Apart from the possibility of a national downturn, a significant risk to the California outlook comes from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region. Since early last year, California has spent more than $10 billion buying power for the state's 34 million residents after investor-owned utilities ran out of cash and credit. The state projects another $8 billion outlay for 2002.

         REVENUES AND EXPENDITURES. As the economy slowed over the last year, the decline in the State's revenues was even more pronounced than what was expected. Since the enactment of the 2001 Budget Act, the General Fund revenue forecast for major taxes and licenses has decreased by $5.4 billion for the past and current years combined. Revenue growth should resume in 2002-2003 and be up $6.3 billion or 9.3%, from 2001-02, reaching $74 billion. However, this is still $1.6 billion below the 2000-01 level. Just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current fall-off largely reflects the market's decline. The softness in revenues is expected to be short-lived and growth is expected to resume by mid-2002. Exhausted in the 1990's, the state does not have any money set aside in it's Rainy Day Fund as of January 2002.

         LIMITATION ON TAXES. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of AD VALOREM property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

         Article XIIIA prohibits local governments from raising revenues through AD VALOREM property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

         APPROPRIATIONS LIMITS. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

         "EXCESS" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 DISTRICTS") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

         Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

         OBLIGATIONS OF THE STATE OF CALIFORNIA. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $20.5 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $6.4 billion of unissued non-self liquidating general obligation bonds as of December 1, 2001.

         OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

         BOND RATINGS. In November 2001, Moody's Investors Services ("MOODYS") lowered the rating on California general obligation bonds to A1 from Aa3, Moody's cited the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections, and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. The bonds are also rated A+ by Standard and Poor's and AA by Fitch IBCA, Inc.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         LEGAL PROCEEDINGS. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

         OTHER CONSIDERATIONS. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

         Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "CALIFORNIA MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "STATE") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

         The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

         At the time of the closing for each California Trust, Special Counsel to the California Trust for California tax matters, rendered an opinion under then existing California income and property tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

                   (1) the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

                   (2) amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

                   (3) under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their PRO RATA share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

                   (4) under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax;

                   (5) any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

                   (6) under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision,
         Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

         At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special Counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

         COLORADO TRUST. ECONOMIC OUTLOOK. According to the September 2001 Colorado Economic Perspective ("SEPTEMBER 2001 FORECAST"), published by the Governor's Office of State Planning and Budgeting, through the first half of 2001, Colorado's economy appeared to be doing much better than the national economy and, despite numerous layoff announcements and slower retail sales growth, continues to perform better than many other states. However, the forecast for Colorado for the next six years anticipates much slower economic growth than the state has experienced in the past decade.

         The September 2001 Forecast anticipates nonfarm employment will grow to
2.8 % in 2001 and then slow to 2.4%. Thereafter, nonfarm employment growth will average 2.7% per year. Unemployment is expected to average only 3.1% in 2001 but then steadily increase to 3.7% by 2006. Personal income in Colorado is expected to increase 8.2% in 2001 due to increasing wages and salaries as well as the number of jobs available. Thereafter, growth in personal income will slow to 5.6% in 2002 as nonfarm employment growth slows.

         Colorado's construction sector is integral to the state's economic growth. In the mid-to-late 1990s, in response to the many new people and firms locating in Colorado, both residential and nonresidential construction boomed. The construction industry was also a growing employer for the state, employing as many as 162,000 workers. The September 2001 Forecast anticipates slowing in the construction industry. Through July 2001, the residential home market still grew significantly, but the number of homes on the market has since increased and prices are beginning to stabilize. Moreover, the value of nonresidential construction (excluding nonbuilding projects like roads) is relatively flat for the year and the vacancy rate in the office market is rising. Overall, there are signs of excess beginning to be seen in both the residential and nonresidential markets.

         The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets. The decline in travel and tourism may also have serious implications for tax revenues in states such as Colorado. The State may be impacted more than others in the short term as the winter months are relatively busy tourist periods.

         REVENUES AND EXPENDITURES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "UNAPPROPRIATED RESERVE"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "EMERGENCY RESERVE"). The minimum Emergency Reserve is set at 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "AMENDMENT") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("DISTRICTS"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

         The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues:
(i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

         The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

         The state first exceed the TABOR limit in FY 1996-97. Since then, the amount of the TABOR surplus surged, reaching $927.2 million in FY 2000-01. A healthy economy and the prolonged national economic expansion of the 1990s generated strong growth in General Fund revenues. The robust revenue growth coupled with the low TABOR limit, led to large TABOR surpluses. The September 2001 Forecast projects that the state will not continue to enjoy the large TABOR surpluses of recent years. Indeed, the TABOR surplus is expected to range from only $93.2 million to $142.6 million in the next six years. There are several reasons for the decline in TABOR surplus. First, two measures passed by Colorado voters in the November 2000 election lower surplus revenues: Amendment 23, which provides increased public school funding, exempted roughly $330 million from the TABOR surplus; and Referendum A, which provides property tax relief for senior citizens, lowers the amount of the surplus by $44 million. Second, since 2000 was a federal census year, the state now has an accurate count of its population reflecting a higher population growth thus increasing the TABOR limit. Third, Colorado's economy is expected to grow at slower rates resulting in lower General Fund revenue growth. Fourth, tax relief packages enacted in the last three years allow Coloradoans to keep more of their income. Finally, the 2001 federal tax relief will lower Colorado revenues.

         According to September 2001 Forecast, General Fund revenues increased 6.3% in FY 2000-01, much lower than FY 1999-00's 8.8% pace. General Fund revenues are forecast to increase 1.8% in FY 2001-02 and 6.7% in FY 2002-2003.

         The monies in excess of the General Fund reserve are typically used for capital expenditures and tax relief. In FY 2001-2002, the fiscal year-end General Fund reserve is forecast to be $224.9 million, which is exactly equal to the four percent statutory requirement. The need to provide funds to complete capital projects begun in previous years, the passage of Amendment 23, the large sales tax overrefund, and a decrease in projected revenues lowered the FY 2001-02 reserve level.

         The September 2001 Forecast predicts that the total amount of cash fund revenues in FY 2001-02 will be approximately $2,366 million. Cash fund revenues are forecast to increase 2.1% in FY 2001-02 and to increase 7.6% in FY 2002-03. From FY 2001-02 through FY 2006-07, cash fund revenues will increase at a compound annual average rate of 5.3%. It is anticipated that by FY 2006-07, the fiscal year-end General Fund reserve will be $2,196.3 million.

         DEBT MANAGEMENT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "COLORADO MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

         At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

                   (1) Each Colorado Unitholder will be treated as owning a PRO RATA share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would in the hands of the Trustee;

                   (2) Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

                   (3) Any proceeds paid under an insurance policy or policies, if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary, and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

                   (4) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

                   (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

                   (6) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult with tax advisors as to the applicability of any such collateral consequences.

         FLORIDA TRUSTS. ECONOMIC OUTLOOK. Since the September 11 terrorist attacks on the World Trade Center and Pentagon, Florida's economic outlook has significantly changed. In the past, Florida outperformed the nation in terms of employment and income growth. This performance can be attributed to favorable natural, economic, and tax environments, and a growing population that fueled an increased demand for goods and services.

         The attacks severely weakened a foundation of Florida's economy: the tourism industry. Tourism is one of Florida's largest export industries, drawing purchasing power from outside the State and creating jobs, income and tax revenues. With airports closed for a week after the attacks while reviewing security systems, travel came to an abrupt halt. Tourists cancelled travel plans and avoided crowded places, resulting in a precipitous drop in the number of visitors coming to Florida.

         Another important element of Florida's economy is the construction sector. A drop in housing starts is expected this year, a projected loss of 22,900 starts. But a moderate increase in housing starts is expected to occur next year as a result of lower interest rates and an overall improvement in the U.S. economy. Total construction should also decline 2.2% this fiscal year, but grow 1.8% in 2002-2003.

         Non-farm employment growth weakened substantially in the last quarter of 2001 and is expected to remain so in the first quarter of 2002. Non-farm employment is expected to recover at the rate of 1.4% in the 2002-2003 fiscal year. Most of the decline will occur in the mining, construction, and manufacturing sectors. Wage and salary growth will also slow. From a 9.2% increase last fiscal year, total wages and salaries are projected to grow 6.1% for 2001-2002. Wage and salary growth will bottom at 5.1% in 2002-2003 and recover. The unemployment rate will rise from a low of 3.3% a year ago to 5.3% for 2001-2002 and is expected to peak at 5.9% during next fiscal year.

         Population growth has been a major source of increased economic activity in Florida. Florida's population is expected to grow by 302,000 people this year and by 256,000 next year. This population growth is estimated to be
2.44 million people over the next ten years. This projected growth may cushion the State from a more severe economic downturn as demand for housing, durable and non-durable goods, and other services increases.

         Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. Transfer payments are typically less sensitive to the business cycle than employment income and act as stabilizing forces in weak economic periods.

         REVENUES AND EXPENDITURES. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Revenues for governmental funds totaled $42.4 billion in fiscal year 2001, an increase of 7.0% over the previous year. Expenditures for governmental fund types totaled $40.9 billion in fiscal year 2001, a 8.6% increase from the previous year.

         Total fund balance at June 30, 2001, for all governmental fund types, was $10.16 billion compared to $10.57 billion at June 30, 2000. Of the June 30, 2001 fund balance, $5.17 billion represents unreserved fund balance which is
1.30 billion more than the $6.47 billion last year.

         Florida's 1997 tobacco settlement, as amended in 1998 and 2001, is expected to total approximately $13 billion over a 25 year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. Additionally, the funds may be used for such purposes as the State match required to draw federal funds to provide children's health care coverage and for enhancement of children's and adolescents' substance abuse services, substance abuse prevention and intervention and children's mental health services. As of June 30, 2001, the State had received approximately $2.5 billion of the settlement, including $743 million, net of certain adjustments, received in the 2000-2001 fiscal year.

         DEBT MANAGEMENT. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

         Florida's outstanding general obligation bonds at June 30, 2001, totaled approximately $9.4 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

         LITIGATION. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

         BOND RATINGS. Florida maintains a high bond rating from Moody's Investors Services (Aa2), Standard and Poor's Corporation (AA+) and Fitch, Inc.
(AA) on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "FLORIDA MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

         At the time of the closing for each Florida Trust, Counsel to the Fund for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

                  For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

                  Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

                  Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non-business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

                  Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

                  Neither the Bonds nor the Units will be subject to the Florida AD VALOREM property tax, the Florida intangibles personal property tax or Florida sales or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         MICHIGAN TRUSTS. ECONOMIC OUTLOOK. Fiscal year 2001 began with continuing state economic growth although at a much slower rate than the previous fiscal year. However, economic indicators reflected an overall leveling or temporary cooling in the economy. Michigan, like the nation, finds itself in the midst of an economic downturn, predicted by analysts but exacerbated by the September 11 terrorist attacks on the World Trade Center and the Pentagon.

         The economy of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the state's economy is the manufacturing of durable goods. Since the mid-1990's, Michigan has made an effort to diversify its economy and expand sectors other than durable goods manufacturing, allowing the state to experience its best economic performance in a generation. Michigan's unemployment rate reached a low of 3.4% in March 2000, with an average overall in 2001 of 5%. It has since however, risen to 6.0% as of March 2002 (seasonally adjusted). As a result, budgets for fiscal year 2001 and 2002 were adjusted downward to reflect softening revenues. In December 2001, economic indicators suggested the economy was turning toward recovery.

         While Michigan's efforts to diversify its economy have proven successful, durable goods manufacturing still represents a sizable portion of the state's economy. The Michigan economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect state revenues, and the financial impact on local units of government could be more severe in the areas where plants are closed. In fact, automakers made the most aggressive production cuts in a decade in 2001 and offered zero percent financing to boost car sales beginning in October 2001.

         Michigan wage and salary employment is forecast to decline by 33,000 (.7%) in 2002 and is forecast to rise by 79,000 (1.7%) in 2003. Personal income growth is forecast to slow 2.4% in 2002, and post solid growth of 5.3% in 2003.

         REVENUES AND EXPENDITURES. Michigan's Budget Stabilization Fund (BSF), also known as the "Rainy Day Fund," was established in 1977 to assist in stabilizing revenue and employment during economic downturns and to maintain the state's credit rating. The Management and Budget Act of 1984 contains provisions for calculating an economic-based recommended deposit or withdrawal from the BSF. The calculation uses the change in real Michigan personal income for the calendar year to determine either a pay-in or pay-out. If the formula calls for a deposit into the BSF, the deposit is made in the next fiscal year. If the formula calls for a withdrawal, the withdrawal is made during the current fiscal year. According to the Consensus Revenue Estimating Conference, which establishes an official economic forecast of major variables of the state economy and establishes a forecast of anticipated General Fund/General Purpose revenues, there is an estimated amount available for withdrawal of $43.8 million from the BSF for FY 2001-2001 based on growth in real adjusted personal income. No pay-in or pay-out is calculated for FY 2002-2003.

         Article IX, Section 26 of the Michigan Constitution limits the amount of total revenues raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the state's personal income for the prior calendar year. If revenues exceed the limit by less than 1%, the state may deposit the excess into the BSF. In the event that the state's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers via the income and single business taxes. These limits on taxes could hurt the value of Michigan bonds in the portfolio or make it more difficult for Michigan's local governments to pay their debt service. It is estimated that the total state revenue subject to the limit will be $3.7 billion below in FY 2001-2002 and $4.0 billion below in FY 2002-2003.

         DEBT MANAGEMENT. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. General obligation bond issues totaled $324.6 million during 2000-2001. Long-term bonds have been issued periodically for specific purposes, with the stipulation that financing of debt requirements is to come strictly from designated revenue sources. Revenue dedicated bonded debt, including that of the State Building Authority, increased by $603.8 million to $3.4 billion during 2000-2001. The State Constitution also provides that the Legislature may authorize the issuance of short-term general obligation notes to assist in managing cash flows. Such borrowings are limited by the Constitution to 15% of undedicated State revenue received in the previous year. The Constitution also requires that such borrowings be repaid before year-end. No such borrowings occurred during the fiscal year 2000-2001.

         On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to AA+ and in September 2000 raised the rating to AAA. Moody's Investors Service, Inc. upgraded Michigan general obligation bonds to Aaa from its previous rating of Aa1 in October 2000. Fitch IBCA, Inc. also upgraded its rating of AA to AA+ on April 15, 1998.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "MICHIGAN MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

         At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

         The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Counsel to the Sponsor as to the applicability of Federal income tax laws under the Internal Revenue Code of 1986, as currently amended, to the Michigan Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders of the Michigan Trust and be deemed to have been received by them when received by the Michigan Trust. Interest on the Bonds in the Michigan Trust which is exempt from tax under the Michigan income tax laws when received by the Michigan Trust will retain its status as tax exempt interest to the Unitholders of the Michigan Trust.

         For purposes of the Michigan income tax laws, each Unitholder of the Michigan Trust will be considered to have received his PRO RATA share of interest on each Bond in the Michigan Trust when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Unit, to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each Unit to a Unitholder will be established and allocated for purposes of the Michigan income tax laws in the same manner as such cost is established and allocated for Federal income tax purposes;

         Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the PRO RATA ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of the possessions of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity," as defined in the Act. Under the Single Business Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Unit, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         MISSOURI TRUSTS. ECONOMIC OUTLOOK. Missouri, like most other states, is struggling through staggeringly difficult economic times. The economy officially went into recession in March 2001. During the summer of 2001 all major national forecasters envisioned an economy that would begin growing again during the last half of calendar year 2001 with substantial growth during calendar year 2002. However, the terrorist attacks of September 11 have delayed economic recovery and made it likely that such recovery will be slower and weaker than hoped. These events have knocked askew the state's fiscal underpinnings.

         The Missouri unemployment rate in January 2001 stood at 3.7 percent. By December the seasonally adjusted unemployment rate rose to 4.7 percent. This was a loss of over 46,000 jobs, which included about 25,000 in the crucial manufacturing sector. The sagging economy has also depressed the rate of growth in Missouri Personal Income. After growing by 4.4 percent and 6.0 percent in Fiscal Years 2000 and 2001, respectively, growth of only 3.2 percent is expected in Fiscal Year 2002.

         While the Missouri economy is under strain, a modest rebound is expected. The state economy remains diverse with strong presence in health care services, and agriculture, as well as the travel and leisure industry. Indeed, employment in health care services has grown from 192,700 in 1990 to 236,800 in 2001. As the U.S. economy rebounds, growth in the Missouri economy will likely resume.

         REVENUES AND EXPENDITURES. The continued recession and the economy's reaction to the terrorist attacks have forced Missouri, and most other states, to take strong budget action to ensure a balanced budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

         Missouri's constitutional revenue and spending limit ("ARTICLE X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

         Calculations made pursuant to Article X show that total state revenues for Fiscal Year 2001 were below the total state revenue limit by $447 million. The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2002 or Fiscal Year 2003. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. The calculations also project that total state revenues will be approximately $807 million below the Article X revenue limit and $893 million below the Article X refund limit in Fiscal Year 2002.

         TOBACCO SETTLEMENT. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

         In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $164 million during Fiscal Year 2003. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

         DEBT MANAGEMENT. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

         As of August 31, 2001, there was $ 1,224,370,000 in issued general obligation bonds and $ 938,775,000 in outstanding general obligation bonds.

         RATINGS. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, AAA; Moody's Investors Service, Inc., Aaa; and Fitch IBCA, Inc., AAA. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "MISSOURI MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

         At the time of the closing for each Missouri Trust, Special Counsel to the Fund for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

                   (1) The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a PRO RATA portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

                   (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

                   (3) Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

                   (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from Missouri State Income Tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

                   (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

                   (6) The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         NEW YORK TRUSTS. GENERALLY. The State of New York has historically been one of the wealthiest states in the nation. For the past few decades, however, the state economy has grown more slowly than that of the nation as a whole, gradually eroding the state's relative economic affluence.

         On September 11, 2001, terrorists destroyed the World Trade Center ("WTC"), resulting in a massive loss of life, enormous property damage in lower Manhattan, and severe economic disruption in New York City and the nation. The impact of the attack is far reaching and not yet fully realized.

         Initial employment impacts from these events began to register in the Current Employment Statistics (CES) State and metropolitan area data for October 2001, released on November 20, 2001. Widespread declines in total nonfarm employment reported for October across many industries include effects from the aftermath of the terrorist attacks of September 11th on the World Trade Center and the Pentagon.

         It is not possible to separate the overall October employment movements into the effects from the September 11 events and the effects from a generally weakening employment trend that had been evident for several months prior. However, several of the industry divisions with widespread employment weakness in October 2001, particularly transportation and public utilities (which includes air transportation and travel agencies), and services (which includes hotels), were undoubtedly affected by the aftermath of the terrorist attacks and the widespread decline in travel following September 11.

         Employment estimates for New York for the finance, insurance, and real estate division include effects from the movement of a substantial number of jobs out of the lower Manhattan area of New York City and into New Jersey following the destruction of the World Trade Center and other adjacent buildings. Whether this employment movement across State lines is temporary and will be reversed in later months is unknown at this time. As of January 2002, the State's unemployment rate increased to 5.7%, a 32.6% change from the previous year.

         REVENUES AND EXPENDITURES. Although New York has enjoyed recent years of budget surpluses due to unanticipated revenues generated by a strong economy, the State's long-term financial condition is uncertain. Multi-year tax cuts and increased spending programs have been included as part of budgets in the last several years; they have been structured with little up-front costs but significant impacts in future years. State spending total $80.1 billion in 2001, an increase of $6.4 billion (8.6%) from the prior year.

         The General Fund is the main operating fund of the State and has incurred operating surpluses in eight of the last ten years and in each of the last six years. In 2001, the General Fund operating surplus was approximately $245 million. Governmental funds account for most of the State's operations including the General Fund, Federal programs, debt service and capital construction. The General Fund's accumulated surplus was approximately $1.587 billion as of March 31, 2001.

         For fiscal year 2001, New York's total state revenues were approximately $81.7 billion. Despite New York's increased revenues in recent years, the amount of the State's true "Rainy Day" reserves set aside for use in times of economic downturn remains well below the national average. Although "Rainy Day" reserves have increased slightly in 2000 and have increased in 2001, they still remain below 2% of total revenues.

         State spending totaled $80.1 billion in 20001 an increase of $6.4 billion (8.6%) from the prior year. State spending has been partially paid for by borrowing $10.8 billion since 1997, including $2.1 billion in 2001. In 2001, New York's outstanding debt per person was $1,948 which was equal to 5.6% of New Yorker's personal income.

         The enacted 2000-01 State Budget included the Debt Reform Act of
2000. That enacted legislation resulted in the following statutory changes in relation to the future issuance of State-supported debt: future debt issued after April 1, 2000 and outstanding will be capped at 4% of personal income after a 10 year phase in period; future debt service on new debt issued after April 1, 2000 and outstanding is capped at 5% of total governmental funds receipts, phased in over a 13 year period; and future debt can only be used for capital purposes and must be repaid in no more than 30 years. However, debt reform legislation is not permanent, will not end non-voter approved borrowing, and will not limit debt issuance for the foreseeable future.

         Many uncertainties exist in forecasts of both the national and state economies and there can be no assurance that the state economy will perform at a level sufficient to meet the state's projections of receipts and disbursements.

         As of March 31, 2001 New York State had approximately $4.3 billion in General Obligation bonds and notes outstanding. An additional $32.6 billion was issued and outstanding by State public authorities, for total debt of approximately $36.4 billion.

         New York State has received upgrades on its general obligation rating from two major bond rating firms during its 2001 fiscal year, however, the State is still tied with Louisiana for the lowest credit rating by Moody's Investors Service, Inc. which gives the state A2. Standard & Poor's Ratings Services gives the state an AA rating. Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the state's general obligation bonds as AA.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         NEW YORK CITY. While the WTC tragedy has adversely affected the City's finances, the City's financial problems did not begin on September 11th. In June 2001, the City projected a budget gap of $3.6 billion for FY 2003, because City fund revenues are projected to increase by less than 1% and City -funded spending in projected to grow by 13.4%. The FY 2003 budget gap represents an unprecedented 13.8% of City fund revenues, far larger than the gaps projected in the past by the City at the same point in the financial planning process. It is now believed that a national recession started in March and that the attack on the WTC has increased its severity.

         Increases in City spending have resulted due to the WTC attack. The City currently estimates that rescue, recovery and clean-up costs related to the WTC tragedy could total about $2 billion, far less than the initial estimate of $11.5 billion. Of this amount, the City estimates that $1.6 billion will be needed from the federal government to remove debris, stabilize the area, and pay overtime costs in the Police and Fire Departments. In addition, the City is requesting another $399 million in unrestricted federal aid in the current year and much smaller amounts in subsequent years to help balance the budget. These resources would offset capital losses ($163 million) and to fund the salaries ($236 million) of police officers and firefighters assigned to "Ground Zero" between September 11th and the end of October.

         Although the federal government does not intend to reimburse the City's budget for lost revenues relating to September 11th, it is unclear to what extent the City may be able to use some of the resources appropriated by the federal government to supplant current City efforts, thereby helping to balance the operating budget.

         The City's general obligation bonds are rated A by Standard & Poor's and A2 by Moody's and A+ by Fitch.

         LITIGATION. The City and State of New York are also defendants in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's and State's ability to carry out their financial plans.

         The City of New York spent a record $600 million on judgements and claims in FY 2001, an increase of more than 300 percent since FY 1987 and twice the FY 1996 amount. Much of the growth is due to an increase in the number and size of "heavy hitter" cases that cost the City $1 million or more. In addition, the City faces the possibility of liability costs as a result of the WTC disaster and, in fact, the City has already been notified by the potential litigants of their intention to file a lawsuit. The federal government capped the City's liability at $350 million. Victims of the September 11th attack are being encouraged to seek compensation from the newly created federal Victims Compensation Fund. The Fund offers survivors and victims' relatives compensation, which could total up to $11 billion, but only if they agree to forego litigation.

         Each New York Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "NEW YORK MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

         At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York, in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

         Individuals holding Units of the New York Trust who reside in New York State or City will not be subject to State and City personal income tax on interest income which is excludable from Federal gross income under section 103 of the Internal Revenue Code of 1986 and derived from any obligation of New York State or a political subdivision thereof, although they will be subject to New York State and City personal income tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed; and

         For individuals holding Units of the New York Trust who reside in New York State or City, any proceeds paid to the Trustee under the applicable insurance policies which represent maturing interest on defaulted obligations held by the Trustee will not be subject to New York State or City personal income tax if, and to the same extent as, such interest would not have been subject to New York State or City personal income tax if paid by the issuer of the defaulted obligations.

         OHIO TRUST. GENERALLY. The outlook for the Ohio economy has deteriorated since the beginning of the current budget cycle in July 2001. Ohio's economy is now in a recession that has been characterized by widespread layoffs and falling corporate profits that will likely last into and falling corporate profits that will likely last into next year. The state's fiscal conditions have changed rapidly in recent months. In addition to increased demands for more government spending on human service in response to the weakening economy, the state's revenue picture has taken a turn for the worse. As a result, the state's personal income, corporate income and sales tax revenues were under severe pressure, and unable to reach projected levels of collections.

         REVENUES AND EXPENDITURES. State operations in Ohio are financed on a fiscal biennium basis through the General Revenue Fund (the GRF) which is the state's major budgetary operating fund reported within the General Fund. The GRF is funded primarily by personal income and sales taxes. The state also maintains a Budget Stabilization Fund or "Rainy Day Fund" that is used to cover any imbalances in the GRF. Ending balances of the GRF have varied in relation to national economic conditions, with higher ending balances in recent years.

         In June 2001, Governor Bob Taft signed into law Amended Substitute House Bill 94, which, when combined with other legislation authorizing expenditures, provides over $45.1 billion in General Revenue Fund dollars and over $90.9 billion in all funds for the fiscal year 2002-2003 operating budget of the State of Ohio. For fiscal year 2001, the General Fund reported a total Fund balance of $1,880,898, a decrease of 30.9% from fiscal year 2000. Total Fund revenues were $20,929,044 and total expenditures of 18,850,108, increases of 3.4% and 8.8% respectively.

         As of June 30, 2001, the State's government designated $13.1 million for budget stabilization purposes and reserved $1.7 billion in fund balance for a total designated and reserved fund balance of approximately $1.71 billion for the General Fund. This is compared to a total designated and reserved fund balance of approximately $2.40 billion, as of June 30, 2000. Total fund balance reserves for the General Fund decreased by $38.5 million or 2.2% since June 30, 2000. Unreserved/designated fund balance for the General Fund decreased $646.5 million or 98% since the end of the last fiscal year primarily because no amount was designated for the Income Tax Reduction Program, as of June 30, 2001. The unreserved/undesignated fund balance decreased by $156.4 million, which is 48.2% less than the unreserved/undesignated balance reported, as of June 30, 2000.

         The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon is unclear. One impact of the attacks, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

         DEBT MANAGEMENT. Subject to a $750,000 exception in cases of unexpected expense or casual deficits, the state may not incur or assume debt without a popular vote. The vote determines the sources of debt repayment. In some cases the repayment of obligations is limited to revenue from certain sources, such as revenue from related activities or from non-tax revenue. These restrictions limit access to available funds for repayment of debts, and could make it harder for the state or local governments to meet their obligations. As of June 30, 2001, the State's primary government reported a total of $8.99 billion in outstanding liabilities in its General Long-Term Obligations Account Group.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

         Ohio's credit ratings for general obligation debt are Aa1 by Moody's Investors Service, Inc. ("MOODY'S") and AA+ by Fitch Inc. Standard & Poor's Ratings Services ("S&P") rates the State's general obligation debt AA+, except for Highway Capital Improvement Obligations, which S&P rates AAA.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         LITIGATION. On September 6, 2001 the Ohio Supreme Court issued its third ruling in the long-running school funding case. The court found constitutional the basic principles of the new school funding formula. The funding formula adequately addresses such issues as the over-reliance on local property taxes, funding for special education, vocational education and student transportation costs. However, the Court has ordered additional action on the remaining areas of concern; faster implementation of parity aid and changes to the base funding formula. Estimates to address the Court's concerns are as much as $1.24 billion for fiscal year 2002.

         Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "OHIO MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

         TEXAS TRUSTS. ECONOMIC OUTLOOK. The economy in Texas has been adversely affected by the national recession. From February 2001 to February 2002, overall nonfarm employment in the state fell by nearly 0.9 percent, as compared to 2.3 percent growth a year earlier and an average annual growth rate of 4 percent during the economic boom of 1997 and 1998.

         More than ever, Texas has become tied to the health of the national economy. This is evidenced by the nearly identical job loss rates of 0.9 percent in Texas and 1.0 percent in the U.S. from February 2001 to February 2002. Demonstrating the breadth of the national downturn, 37 states lost jobs. Although relatively high energy prices allowed the oil and gas industry to benefit during most of 2001, other sectors of the Texas economy directly affected by the national economy--especially manufacturing and, to a lesser extent, consumer spending--suffered.

         Unlike the U.S., however, the Texas economy did not fall into recession. This is largely attributable to strong productivity growth, and enhanced by a central Sunbelt location, relatively low business and housing costs, and the continued flood of new residents into the state.

         Wary of the threat of a national recession, the Federal Reserve Board reduced short-term interest rates 11 times in 2001. Despite lower borrowing costs, the National Bureau of Economic Research declared that the national economy had fallen into recession in March. The downturn accelerated after the September 11 terrorist attacks on our country. The national economy now appears to have bottomed out and has begun a slow upswing.

         The Texas economy continued to display moderate growth during the first half of 2001. Real (inflation-adjusted) gross state product increased by an estimated 3.4 percent, personal income increased more than three percentage points faster than the inflation rate, and almost 150,000 more residents moved into the state than left. Even with slowing employment growth, the statewide unemployment rate averaged less than 5 percent for the fourth straight year, for its lowest rates since the late 1970s. Perhaps most importantly, Texas continued to outpace national economic growth.

         The outlook for the Texas economy in 2002 and 2003 is mixed. On the average, real gross state product growth will be lower in 2002 than in 2001, slipping from 3.4 percent to a projected 2.8 percent. In 2003, however, following a strong national economic recovery fueled by low interest rates, federal tax cuts, and stimulative federal spending in response to September 11, Texas' economic growth will rebound at a relatively robust 4.4 percent rate. Nonfarm employment and personal income growth should follow a similar trend.

         Still, with continued population and labor force growth accompanied by fewer job opportunities than in recent years, the statewide unemployment rate will rise from an average of 4.6 percent in 2001 to 5.5 percent--the highest rate in six years--in 2002. As the national and state economies rebound, however, the state jobless rate will drop slightly to 5.2 percent in 2003, falling below 5 percent again by the middle of 2004.

         Perhaps more than any other sector, transportation, communications, and public utilities (TPU) has been adversely affected by the events of September
11. After the September 11 attacks, U.S. air traffic dropped and layoffs were announced at most major U.S. air carriers, including Texas-based American and Continental Airlines. Over a period of just six months, job growth in the state's air transportation industry fell from a year-over-year gain of 4,100 in February 2001 to a year-over-year loss of 9,500, or 7.6 percent, in February 2002. Largely because of these losses, TPU lost 25,000 jobs over the year ending in February 2002, a 4.2 percent drop.

         Although national air-traffic is showing some signs of recovery, it will take a long time for it recover to pre-9/11 levels. After peaking at 695 million U.S. passenger enplanements in fiscal 2000, enplanements are expected to reach only 600 million in 2002.

         REVENUE AND EXPENDITURES. Texas continued moderate growth in fiscal year 2001. For governmental fund types and expendable trust funds of primary government, revenues rose to $53.1 billion. This represents a 7.2 percent increase over the prior year and is $4.2 billion more than the $48.9 billion expended from these same funds for the year. Increased spending to provide public assistance payments helped to push overall expenditures for health and human services from $19 billion to $20.4 billion. Expenditures for health and human services account for 41.6 percent of the state total. At $15.1 billion, education is the second largest component of state spending accounting for 30.8 percent of total expenditures. Transportation expenditures, at $4.7 billion or 9/6 percent of the total expenditures, rounds out the top three expense categories for the year.

         The assets of the State of Texas have increased $24.4 billion or 11.9 percent since fiscal year 1998. A major factor of this increase is related to the investment of tobacco settlement revenues and a strong stock market over much of the period. For the 1998 and 1999 financial statement presentations, the estimated $15 billion tobacco settlement award was classified as a receivable with an offsetting deferred revenue. However, beginning in fiscal year 2000, the state did not record a receivable or the corresponding deferred revenue for estimated receipts of tobacco settlement monies. This reclassification explains the 69.9 percent decrease in receivables from fiscal year 1999 to 2000.

         DEBT MANAGEMENT. During fiscal year 2001, Texas' state agencies and universities issued $1.7 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $778 million of the state bonds. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. Bonds retired were composed of $257.6 million in general obligation bonds and $313.9 million in revenue bonds during the year. There were also $392.7 million in general obligation bonds and $394.3 million in revenue bonds that were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2001 was $5.3 billion. An additional $2.0 billion is authorized but has not been issued. The total of revenue bonds outstanding was $7.3 billion. An additional $3.7 billion was authorized but not issued.

         BOND RATINGS. As of June 2002, Texas general obligation bonds are rated AA by Standard & Poor's, Aa1 by Moody's Investors Service and AA+ by Fitch IBCA, Inc. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "TEXAS MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

         At the time of the closing for the Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income tax law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

                   (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

                   (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

                   (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

                   (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii) by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

PUBLIC OFFERING OF UNITS

         PUBLIC OFFERING PRICE. Units of each State Trust are offered at the Public Offering Price thereof. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the State Trust's portfolio (as determined pursuant to the terms of a contract with the Evaluator, by a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by the State Trust, plus accrued interest to the settlement date divided by the number of outstanding Units of the State Trust, plus the sales charge applicable to a Unit of such State Trust. The sales charge is based upon the dollar weighted average maturity of the State Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the State Trust based upon the dollar weighted average maturity of such State Trust's portfolio, in accordance with the following schedule:

                   DOLLAR                            PERCENT OF             PERCENT OF
              WEIGHTED AVERAGE                         PUBLIC               NET AMOUNT
              YEARS TO MATURITY                    OFFERING PRICE            INVESTED
------------------------------------------------ ------------------- ------------------
0 to .99 years                                         0.00%                   0.000%
1 to 3.99 years                                        2.00                    2.041
4 to 7.99 years                                        3.50                    3.627
8 to 14.99 years                                       4.50                    4.712
15 or more years                                       5.50                    5.820

         The sales charge per Unit will be reduced as set forth below:


                                                                          DOLLAR WEIGHTED AVERAGE
                                                                            YEARS TO MATURITY*
                                                               4 to 7.99         8 to 14.99        15 or more
                                                           ------------------------------------------------------
    AMOUNT OF INVESTMENT                                                       SALES CHARGE
                                                                       (% of Public Offering Price)
                                                           ------------------------------------------------------
    $1 to $99,999                                                3.50%             4.50%              5.50%
    $100,000 to $499,999                                         3.25              4.25               5.00
    $500,000 to $999,999                                         3.00              4.00               4.50
    $1,000,000 or more                                           2.75              3.75               4.00

-----------------------
* If the dollar weighted average maturity of a State Trust is from 1 to 3.99 years, the sales charge is 2% and 1.5% of the Public Offering Price for purchases of $1 to $249,999 and $250,000 or more, respectively.

         The reduced sales charges as shown on the preceding charts will apply to all purchases of Units on any one day by the same person from the same Underwriter or dealer and for this purpose, purchases of Units of a State Trust will be aggregated with concurrent purchases of Units as any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

         Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying Securities in the Trust, divided by the number of Units outstanding. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units" within this section) by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

         The Public Offering Price per Unit of a State Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential Information" in Part Two in accordance with fluctuations in the prices of the underlying Municipal Bonds and the amount of accrued interest on the Units. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bonds, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above. Except as described in "Insurance on the Portfolios" above, the Evaluator will not attribute any value to the insurance obtained by a State Trust. On the other hand, the value of insurance obtained by an issuer of Municipal Bonds is reflected and included in the market value of such Municipal Bonds.

         In any case, the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy (if any). For example, if a State Trust were to hold a municipality's Municipal Bonds which had significantly deteriorated in credit quality, the Evaluator would first consider in its evaluation the market price of the Municipal Bonds at their lower credit rating. The Evaluator would also attribute a value to the insurance feature of the Municipal Bonds which would be equal to the difference between the market value of such Municipal Bonds and the market value of bonds of a similar nature which were of investment grade rating. It is the position of the Sponsor that this is a fair method of valuing insured Municipal Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. For a description of the circumstances under which a full or partial suspension of the right of Unitholders to redeem their Units may occur, see "Redemption" below.

         The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period.

         The interest on the Municipal Bonds in each State Trust, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of a State Trust change or as the number of outstanding Units of such State Trust changes.

         Payment for Units must be made on or before the third business day following the order for purchase (the "SETTLEMENT DATE"). A purchaser becomes the owner of Units on the settlement date. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor, or shortly thereafter. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

         ACCRUED INTEREST--KEMPER TAX-EXEMPT INSURED INCOME TRUST. In the case of series of Kemper Tax-Exempt Insured Income Trust and Multi-State Series, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the State Trusts is actually paid either monthly or semi-annually to the State Trust. However, interest on the bonds in the State Trusts is accounted for daily on an accrual basis. Because of this, a State Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The Trustee advanced the amount of accrued interest as of the First Settlement Date (which is three business days following the Date of Deposit of the applicable State Trust) and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a State Trust, less any distributions from the Interest Account subsequent to this First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

         The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a State Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

         Accrued interest is computed as of the initial Record Date of the State Trusts. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a State Trust are sold or otherwise removed or if a State Trust is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such State Trust.

         PURCHASED AND DAILY ACCRUED INTEREST. In the case of a State Trust in Series 1-18 of Kemper Defined Funds, accrued interest consists of two elements as described in this section. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the later of the last day on which interest thereon was paid or the date of original issuance of the bond. Interest on the coupon Bonds in a State Trust is paid semi-annually to the State Trust. A portion of the aggregate amount of such accrued interest on the Bonds in the Trust to the First Settlement Date (which is three business days following the Date of Deposit of the applicable

State Trust) of the State Trust is referred to herein as "PURCHASED INTEREST." Included in the Public Offering Price of the State Trust Units is the Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may have advanced a portion of the accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. The second element of accrued interest arises because the estimated net interest on the Units in the State Trust is accounted for daily on an accrual basis (herein referred to as "DAILY ACCRUED INTEREST"). Because of this, the Units always have an amount of interest earned but not yet paid or reserved for payment. For this reason, the Public Offering Price of Units in any series of Kemper Defined Funds will include the proportionate share of Daily Accrued Interest to the date of settlement.

         If a Unitholder in Series 1-18 of Kemper Defined Funds sells or redeems all or a portion of his Units or if the bonds are sold or otherwise removed or if the State Trust is liquidated, he will receive at that time his proportionate share of the Purchased Interest and Daily Accrued Interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in the State Trust.

         ACCRUED INTEREST--KEMPER DEFINED FUNDS AND EVEREN UNIT INVESTMENT TRUSTS. In the case of Kemper Defined Funds, Series 19 and subsequent series and all series of EVEREN Unit Investment Trusts, accrued interest is treated as described in this section. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually (monthly in the case of Ginnie Maes, if any) although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

         In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

         Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion his Units, he will be entitled to receive his proportionate share of the acrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         PUBLIC DISTRIBUTION OF UNITS. The Sponsor has qualified Units of each State Trust for sale in the State for which such State Trust is named. Units will be sold through the Underwriters, through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth in the table below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in the amounts shown in the table below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to State law.

                                                                           DOLLAR WEIGHTED AVERAGE
                                                                             YEARS TO MATURITY*
                                                                 4 to 7.99       8 to 14.99       15 or more
                                                               ------------------------------------------------
     AMOUNT OF INVESTMENT                                                     DISCOUNT PER UNIT
                                                                        (% of Public Offering Price)
                                                               ------------------------------------------------
     $1 to $99,999                                                   2.00%          3.00%             4.00%
     $100,000 to $499,999                                            1.75           2.75              3.50
     $500,000 to $999,999                                            1.50           2.50              3.00
     $1,000,000 or more                                              1.25           2.25              2.50

-------------------------

* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

         In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The Sponsor reserves the right to change the levels of discounts at any time. The difference between the discount allowed to firms and the sales charge will be retained by the Sponsor. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

         PROFITS OF SPONSOR. The Sponsor will retain a portion of the sales charge on each Unit sold representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in the State Trusts, since the value of its inventory of Units may increase or decrease.

MARKET FOR UNITS

         While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the State Trusts offered hereby and to offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such State Trusts, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Units should inquire of their broker or bank as to current market prices of the Units in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof prior to making a tender for redemption to the Trustee.

         The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchase of Units of any State Trust if the supply of Units exceeds demand, or for other business reasons.

REDEMPTION

         A Unitholder who does not dispose of Units in the secondary market described above may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in a form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "REDEMPTION DATE"), by payment of cash equivalent to the Redemption Price for such State Trust, determined as set forth below under "Computation of Redemption Price," as of the Evaluation Time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the State Trust's portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in the State Trust will be extinguished.

         Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnishing the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

         Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account of such State Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account for such State Trust. The Trustee is empowered to sell Municipal Bonds from the portfolio of a State Trust in order to make funds available for the redemption of Units of such State Trust. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of such State Trust will be reduced.

         The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase any Units tendered for redemption, in lieu of redeeming such Units, to sell such Units in over-the-counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

         The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

         COMPUTATION OF REDEMPTION PRICE. The Redemption Price for Units of each State Trust is computed by the Evaluator as of the Evaluation Time stated under "Essential Information" on Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

                  A. adding (1) the principal cash on hand held or owed by the State Trust; (2) the aggregate value of the Municipal Bonds held in the State Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in the State Trust as of the date of computation; and

                  B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the State Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of the State Trust including, but not limited to, unpaid fees and expenses of the Trustee (including legal and auditing fees and insurance costs), the Evaluator, the Sponsor and bond counsel, if any;
         (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the State Trust; and

                  C. finally, dividing the results of such computation by the number of Units of the State Trust outstanding as of the date thereof.


UNITHOLDERS

         OWNERSHIP OF UNITS. Ownership of Units of any State Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Underwriter and broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be acceptable to the Trustee.

         Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a fee for each certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to not more than 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

         DISTRIBUTIONS TO UNITHOLDERS. Interest Distributions: Interest received by each State Trust, including any portion of the proceeds (including insurance proceeds) from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such State Trust. All other receipts are credited by the Trustee to a separate Principal Account for the State Trust. The Trustee normally has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the State Trust. Since municipal interest usually is paid semi-annually, during the initial months of the Trust, the Interest Account of each State Trust, consisting of accrued but uncollected interest and collected interest (cash), will be predominantly the uncollected accrued interest that is not available for distribution. On the dates set forth under "Essential Information" for each State Trust in Part Two, the Trustee will commence distributions, in part from funds advanced by the Trustee.

         Thereafter, assuming the State Trust retains its original size and composition, after deduction of the fees and expenses of the Trustee, the Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amount advanced to a State Trust, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such State Trust on the preceding Record Date. Unitholders of the State Trusts will receive an amount substantially equal to one-twelfth, one-fourth or one-half (depending on the distribution option selected except in series of Kemper Defined Funds in which case only monthly distributions are available) of such Unitholders' PRO RATA share of the estimated net annual interest income to the Interest Account of such State Trust. However, interest earned at any point in time will be greater than the amount actually received by the Trustee and distributed to the Unitholders. Therefore, there will always remain an item of accrued interest that is added to the daily value of the Units. If Unitholders of a State Trust sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such State Trust to, but not including, the fifth business day after the date of a sale or to the date of tender in the case of a redemption.

         In order to equalize distributions and keep the undistributed interest income of the Trusts at a low level, all Unitholders of record on the first Record Date in such State Trust received an interest distribution on the first Interest Distribution Date. Because the period of time between the first Interest Distribution Date and the regular distribution dates may not have been a full period, the first regular distributions may have been partial distributions.

         Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. Since interest on Municipal Bonds in the State Trusts is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a State Trust may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account of a State Trust and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account for such State Trust.

         Unitholders of any series of Kemper Tax-Exempt Income Trust or Multi-State Series who desire to receive distributions on a quarterly or semi-annual basis may elect to do so, however, only monthly distributions are available for other Trusts. Record Dates for monthly distributions will be the first day of each month; Record Dates for quarterly distributions will be the first day of January, April, July and October; and Record Dates for semi-annual distributions will be the first day of January and July. The distribution option selected by a Unitholder of any series of Kemper Tax-Exempt Income Trust or Multi-State Series will remain in effect until changed by written notice to the Trustee.

         Unitholders of any series of Kemper Tax-Exempt Insured Income Trust or Multi-State Series purchasing Units of the State Trusts in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of such Trusts desiring to change their distribution option may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

         PRINCIPAL DISTRIBUTIONS. The Trustee will distribute on each semi-annual Distribution Date (or, in the case of certain Trusts, on each Distribution Date) or shortly thereafter, to each Unitholder of record of the State Trust of the preceding Record Date, an amount substantially equal to such Unitholder's PRO RATA share of the cash balance, if any, in the Principal Account of such State Trust computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per Unit (or $.001 per Unit for certain Series). Except for Series of certain Trusts, if such balance is between $5.00 and $10.00 per Unit, distributions will be made on each quarterly Distribution Date; and if such balance exceeds $10.00 per Unit, such amounts will be distributed on the next monthly Distribution Date.

         STATEMENTS TO UNITHOLDERS. With each distribution, the Trustee will furnish each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

         The accounts of each State Trust are required to be audited annually by independent certified public accountants designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such State Trust. The accountants' report will be furnished by the Trustee to any Unitholder of such State Trust upon written request.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder of a State Trust a statement covering the calendar year, setting forth: A. As to the Interest Account: 1. The amount of interest received on the Municipal Bonds in such State Trust, and the percentage of such amount by states and territories in which the issuers of such Municipal Bonds are located;
2. The amount paid from the Interest Account of such State Trust representing accrued interest of any Units redeemed; 3. The deductions from the Interest Account of such State Trust for applicable taxes, if any, fees and expenses (including insurance costs and auditing fees) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any; 4. Any amounts credited by the Trustee to a Reserve Account for such State Trust described under "Expenses of the Trust"; and 5. The net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year; B. As to the Principal Account: 1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds in such State Trust and the net proceeds received therefrom excluding any portion credited to the Interest Account; 2. The amount paid from the Principal Account of such Series representing the principal of any Units redeemed; 3. The deductions from the Principal Account of such Series for payment of applicable taxes, if any, fees and expenses (including insurance costs and auditing expenses) of the Trustee, the Evaluator, the Sponsor and of bond counsel, if any; 4. Any amounts credited by the Trustee to a Reserve Account for such Series described under "Expenses of the Trust"; and 5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; C. The following information: 1. A list of the Municipal Bonds in such State Trust as of the last business day of such calendar year; 2. The number of Units of such State Trust outstanding on the last business day of such calendar year; 3. The Redemption Price of such State Trust based on the last Trust Fund
Evaluation made during such calendar year; and 4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such State Trust separately stated, expressed both as total dollar amounts and as dollar amounts per Unit of such State Trust outstanding on the Record Date for each such distribution.

         RIGHTS OF UNITHOLDERS. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder of a State Trust shall have the right to control the operation and management of the Trust or such State Trust in any manner, except to vote with respect to amendment of the Agreement or termination of the Trust or such State Trust. The death or incapacity of any Unitholder will not operate to terminate the Trust or any State Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of the Trust or any State Trust.

INVESTMENT SUPERVISION

         The Sponsor may not alter the portfolio of the State Trusts by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of the State Trusts will remain unchanged under normal circumstances.

         The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events, including institution of certain legal proceedings, a decline in their price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor, the retention of such Municipal Bonds in a State Trust would be detrimental to the interest of its Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Trust Fund for distribution to its Unitholders.

         The Trustee is permitted to utilize the option to obtain Permanent Insurance only in circumstances where the value added to the Municipal Bonds exceeds the costs of acquiring such Permanent Insurance. Unless such Permanent Insurance may be obtained at an acceptable price, the Sponsor will not direct the Trustee to dispose of Municipal Bonds which are in default or imminent danger of default but to retain such Municipal Bonds in the portfolio so that the Trust may realize the benefits of the insurance on the portfolio.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligations in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor, the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

         The Trustee may sell Municipal Bonds, designated by the Sponsor, from a State Trust for the purpose of redeeming Units of such State Trust tendered for redemption and the payment of expenses. To the extent that Municipal Bonds are sold which are current in payment of principal and interest by one of the Insured Trust Funds in order to meet redemption requests and defaulted Municipal Bonds are retained in the portfolio of an Insured Trust Fund in order to preserve the related insurance protection applicable to said Municipal Bonds, the overall quality of the Municipal Bonds remaining in such Insured Trust Fund's portfolio will tend to diminish. Because of such restrictions on the Trustee, under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Redemption."

SPONSOR

         THE SPONSOR. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November, 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241 and at 210 North Hale Street, Wheaton, Illinois 60187.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

         LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

TRUSTEE

         THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

         RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EVALUATOR

         THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

         LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

         RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION

         The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-1/3% of the Units then outstanding of a Trust Fund, provided that no such amendment or waiver will reduce the interest of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of the related Trust. Except in accordance with the provisions of the Trust Agreement, in no event shall the Trust Agreement be amended to increase the number of Units of the Trust issuable thereunder or to permit the acquisition of any Bonds in addition to or in substitution for those initially deposited in a Trust Fund (other than as provided in the Trust Agreement). The Trustee shall promptly notify Unitholders of the substance of any such amendment.

         The Trust Agreement provides that a Trust Fund shall terminate upon the maturity, redemption or other disposition of the last of the Bonds held in such Trust Fund, but in no event later than the Mandatory Termination Date set forth under "Essential Information" in Part Two of this Prospectus. If the value of a Trust Fund shall be less than the applicable minimum value stated under "Essential Information" in Part Two of this Prospectus (40% of the aggregate principal amount of Bonds deposited in such Trust), the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust Fund. A Trust Fund may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. In the event of termination of a Trust Fund, written notice thereof will be sent by the Trustee to all Unitholders of such Trust Fund. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in such Trust Fund and, after paying all expenses and charges incurred by such Trust Fund, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust Fund.

EXPENSES OF THE TRUST

         Except with respect to those series indicated in the next sentence, the Sponsor will not charge the Trust an advisory fee and will receive no fee from the Trust for services performed as Sponsor. The Sponsor will charge Kemper Tax-Exempt Income Trust, Multi-State Series 45 and subsequent series an annual surveillance fee for services performed for such Trust Funds in an amount not to exceed the amount shown under "Essential Information" in Part Two, but in no event will such compensation when combined with all compensation received from other unit investment trusts for which the Sponsor acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of such State Trust Fund outstanding as of the January Record Date for any annual period.

         The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two per $1,000 principal amount of Municipal Bonds in each State Trust, based on the largest aggregate principal amount of Municipal Bonds in the State Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. In no event shall the Trustee receive less than $2000 annual compensation in any single year for any Trust. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the State Trusts. See "Unitholders--Distributions to Unitholders."

         For evaluation of Municipal Bonds in the State Trusts, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such State Trust at any time during such monthly period.

         The Trustee's, Sponsor's (if any) and Evaluator's fees for the State Trusts are payable monthly on or before each Distribution Date by deductions from the Interest Accounts thereof to the extent funds are available and then from the Principal Accounts. Such fees may be increased without approval of the Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

         The following additional charges are or may be incurred by a State
Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses and insurance costs, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or such State Trust, or the rights and interest of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or such State Trust without negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Sponsor of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of the State Trust. To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. The fees and expenses set forth herein are payable out of a Trust and, when owing to the Trustee, are secured by a lien on such Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses. The fees and expenses set forth herein are payable out of the appropriate State Trust and, when owed to the Trustee, are secured by a lien on such State Trust.

         Fees and expenses of a State Trust shall be deducted from the Interest Account thereof, or, to the extent funds are not available in such Account, from the Principal Account. The Trustee may withdraw from the Principal Account or the Interest Account of any State Trust such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the State Trust. Amounts so withdrawn shall be credited to a separate account maintained for the State Trust known as the Reserve Account and shall not be considered a part of the State Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.

LEGAL OPINIONS

         The legality of the Units offered hereby and certain matters relating to federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

AUDITORS

         The statement of net assets, including the Schedule of Investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statement relates, has been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

           * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

           * Nature of and provisions of the obligation;

           * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         **FITCH RATINGS. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

         AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.

                              EVEREN Defined Funds

                               Insured California

                                    Series 21

                                    Part Two



                              Dated April 30, 2002


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                              EVEREN Defined Funds

                               Insured California

                                    Series 21

                              Essential Information

                             As of December 31, 2001

             Sponsor and Evaluator:  Claymore Securities, Inc.

                       Trustee:  The Bank of New York Co.




General Information


Principal Amount of Municipal Bonds                                 $1,510,000
Number of Units                                                    149,397.500
Fractional Undivided Interest in the Trust per Unit              1/149,397.500
Principal Amount of Municipal Bonds per Unit                           $10.107
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio           $1,611,077
  Aggregate Bid Price of Municipal Bonds per Unit                      $10.784
  Cash per Unit (1)                                                    $(.142)
  Pricing accrued interest to date of settlement                         $.005
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $.620
  Public Offering Price per Unit (inclusive of accrued
    interest) (2)                                                      $11.267
Redemption Price per Unit (inclusive of accrued interest)              $10.647
Excess of Public Offering Price per Unit Over Redemption Price
  per Unit                                                               $.620
Minimum Value of the Trust under which Trust Agreement may be
  terminated                                                          $591,000




Date of Trust                                                  October 5, 1995
Mandatory Termination Date                                   December 31, 2027


Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.


1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                              EVEREN Defined Funds

                               Insured California

                                    Series 21

                        Essential Information (continued)

                             As of December 31, 2001

             Sponsor and Evaluator:  Claymore Securities, Inc.

                       Trustee:  The Bank of New York Co.




Special Information Based on Distributions


Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                   $.581452
  Less:  Estimated Annual Expense                                     .032890
                                                                         ----
  Estimated Net Annual Interest Income                               $.548562
                                                                    =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                               $.548562
  Divided by 12                                                      $.045714
Estimated Daily Rate of Net Interest Accrual per Unit                $.001524
Estimated Current Return Based on Public Offering Price
  (exclusive of accrued interest) (3)                                   4.87%
Estimated Long-Term Return (3)                                          2.69%

Trustee's Annual Fees per $1,000 Principal Amount                   $1.640000
Evaluation Fees per $1,000 Principal Amount                          $.300000
Trustee's Miscellaneous Expenses per Unit                            $.012888
Surveillance Fees per 100 Units                                      $.200000


Record and Computation Dates: First day of the month.

Distribution Dates: Fifteenth day of the month.


3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

                             Report of Independent Auditors


Unitholders
EVEREN Defined Funds
Insured California Series 21


We have audited the accompanying statement of assets and liabilities of EVEREN Defined Funds Insured California Series 21, including the schedule of investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EVEREN Defined Funds Insured California Series 21 at December 31, 2001, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP


Kansas City, Missouri
April 16, 2002

                              EVEREN Defined Funds


                               Insured California


                                    Series 21


                       Statement of Assets and Liabilities


                                December 31, 2001



Assets
Municipal Bonds, at value (cost $1,470,325)                          $1,611,077
Interest receivable                                                      28,602
                                                                           ----
Total assets                                                          1,639,679


Liabilities and net assets
Cash overdraft                                                           42,631
Accrued liabilities                                                       1,389
                                                                           ----
                                                                         44,020

Net assets, applicable to 149,397 Units outstanding:
  Cost of Trust assets, exclusive of interest            $1,470,325
  Unrealized appreciation                                   140,752
  Distributable funds                                      (15,418)
                                                              ----         ----
Net assets                                                           $1,595,659
                                                                      =========



See accompanying notes to financial statements.

                              EVEREN Defined Funds


                               Insured California


                                    Series 21


                            Statements of Operations



                                                   Year ended December 31
                                                 2001         2000       1999
                                                 ----         ----       ----
Investment income - interest                  $96,151     $105,355   $114,521
Expenses:
  Trustee's fees and related expenses           5,015        4,651      5,806
  Evaluator's and portfolio surveillance
    fees                                          820          919      1,000
                                                 ----         ----       ----
Total expenses                                  5,835        5,570      6,806
                                                 ----         ----       ----
Net investment income                          90,316       99,785    107,715

Realized and unrealized gain (loss) on
  investments:
  Realized gain on investments                 18,711        3,973     20,965
  Unrealized appreciation (depreciation)
    during the year                             1,888      113,010  (192,242)
                                                 ----         ----       ----
Net gain (loss) on investments                 20,599      116,983  (171,277)
                                                 ----         ----       ----
Net increase (decrease) in net assets
  resulting from operations                  $110,915     $216,768  $(63,562)
                                            =========    =========  =========



See accompanying notes to financial statements.

                              EVEREN Defined Funds


                               Insured California


                                    Series 21


                       Statements of Changes in Net Assets




                                                   Year ended December 31
                                                 2001         2000        1999
                                                 ----         ----        ----
Operations:
  Net investment income                       $90,316      $99,785    $107,715
  Realized gain on investments                 18,711        3,973      20,965
  Unrealized appreciation (depreciation)
    on investments during the year              1,888      113,010   (192,242)
                                                 ----         ----        ----
Net increase (decrease) in net assets
  resulting from operations                   110,915      216,768    (63,562)

Distributions to Unitholders:
  Net investment income                      (89,293)    (100,508)   (109,472)

Capital transactions:
  Redemption of Units                       (218,698)    (196,398)   (239,825)
                                                 ----         ----        ----
Total decrease in net assets                (197,076)     (80,138)   (412,859)

Net assets:
  At the beginning of the year              1,792,735    1,872,873   2,285,732
                                                 ----         ----        ----
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $(15,418), $(70,392)
    and $2,557 at December 31, 2001,
    2000 and 1999, respectively)           $1,595,659   $1,792,735   $1,872,873
                                            =========    =========    =========
Trust Units outstanding at the end of
  the year                                    149,397      169,944      189,148
                                            =========    =========    =========
Net asset value per Unit at the end of
  the year                                     $10.68     $10.549        $9.902
                                            =========    =========    =========



See accompanying notes to financial statements.

                                                 EVEREN Defined Funds


                                                  Insured California


                                                       Series 21


                                                Schedule of Investments


                                                    December 31, 2001



                                                     Coupon     Maturity    Redemption                      Principal
Name of Issuer and Title of Bond (4) (5)              Rate       Date      Provisions(2)      Rating(1)      Amount    Value(3)
---------------------                                  ---             ---  -----               ---              ----         ---
+Modesto Irrigation District Financing Authority,    5.750%      9/01/2022  2005 @ 102          AAA          $240,000    $268,246
Domestic Water Project Revenue Bonds, Series 1995C.
Insured by AMBAC.

Norwalk Community Facilities Financing Authority     6.050       9/01/2025  2005 @ 102          AAA           205,000     216,634
(Los Angeles County, California), Tax Allocation
Refunding Revenue Bonds, 1995 Series A. Insured by
CGIC.

+Oakland Unified School District, Alameda County,    5.625       8/01/2019  2004 @ 102          AAA           205,000     224,667
California, 1995 General Obligation Bonds, Series A
(Election of 1994). Insured by FGIC.

Santa Cruz County Public Financing Authority,        5.300       9/01/2023  2003 @ 102          AAA           155,000     157,291
Revenue (Tax Allocation) Bonds, 1993 Series A
(Party Refunding Loan). Insured by MBIA.

State Public Works Board of the State of California, 5.625       5/01/2020  2016 @ 100 S.F.     AAA           215,000     222,815
Lease Revenue Bonds (Department of Justice Building),                       2005 @ 101
Series 1995A. Insured by FSA.

Eastern Municipal Water District, California,        5.250       7/01/2023  2003 @ 102          AAA            80,000      81,956
Certificate of Participation Series 1993 A.
Insured by FGIC.

Certificates of Participation (1995 Master           6.125       9/01/2026  2005 @ 102          AAA            215,000    233,039
Lease Program), Chino Unified School District.
Insured by FSA.

Department of Water and Power of the City of Los     5.875       9/01/2030  2024 @ 100 S.F.     AAA            195,000    206,429
Angeles, California, Electric Plant Refunding                               2003 @ 102
Revenue Bonds, Issue of 1993. Insured by MBIA.
                                                                                                                  ----       ----
                                                                                                            $1,510,000 $1,611,077
                                                                                                             =========  =========


See accompanying notes to Schedule of Investments.

                           EVEREN Defined Funds


                           Insured California


                              Series 21


Notes to Schedule of Investments

1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on the Bonds in the Trust was obtained by the issuers of such Bonds.

5. The securities preceded by (+) are secured by, and payable from, escrowed U.S. Government securities.


See accompanying notes to financial statements.

                              EVEREN Defined Funds

                           Insured California

                               Series 21

                          Notes to Financial Statements

1.  Significant Accounting Policies

Trust Sponsor and Evaluator

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, (d) insurance, or (e) any combination of the above (See Note 5 - Insurance).

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on October 5, 1995 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Investment Income

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  Change in Accounting Principle

As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. Prior to January 1, 2001, the Trust did not amortize premiums or accrete discounts on debt securities (except for accretion of discount on zero coupon obligations). The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in $12,077 increase in cost of securities and a corresponding $12,077 reduction in net unrealized appreciation for the Trust, respectively, based on the securities held on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $2,347, increase net unrealized appreciation by $211 and decrease net realized gain by $2,558 for the Trust. The Statements of Operations and Statements of Changes in Net Assets for prior periods have not been restated to reflect this change in presentation.

3.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at December 31, 2001:


   Gross unrealized appreciation                                    $140,752
   Gross unrealized depreciation                                           -
                                                                       -----
   Net unrealized appreciation                                      $140,752
                                                                   =========

                                EVEREN Defined Funds

                                 Insured California

                                    Series 21

                    Notes to Financial Statements (continued)

4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investors purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Insurance

Insurance guaranteeing the payment of all principal and interest on the Bonds in the portfolio has been obtained from independent companies by the respective issuers of such Bonds. Insurance obtained by a Bond issuer is effective as long as such Bonds are outstanding. As a result of such insurance, the Units of Trust have received a rating of "AAA" by Standard & Poor's Corporation. No representation is made as to any insurer's ability to meet its commitments.

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:


                   Year ended            Year ended            Year ended
Distribution    December 31, 2001     December 31, 2000     December 31, 1999
   Plan        Per Unit     Total    Per Unit   Total      Per Unit    Total

-----             ----       -----      ----       -----      ----       -----
Monthly          $.544     $88,944     $.546     $99,890     $.547    $108,930


In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:


                                            Year ended December 31
                                        2001           2000           1999
                                       -----          -----          -----
Principal portion                   $218,698       $196,398       $239,825
Net interest accrued                     349            618            542
                                       -----          -----          -----
                                    $219,047       $197,016       $240,367
                                   =========      =========      =========
Units                                 20,547         19,204         22,841
                                   =========      =========      =========


                                  EVEREN Defined Funds

                                   Insured California

                                        Series 21

                         Notes to Financial Statements (continued)

6.  Financial Highlights


                                                    Year ended
                                                December 31, 2001 (a)
Per Unit Operating Performance:
    Net asset value, beginning of period                      $10.549
                                                                -----
    Income from investment operations:
    Net investment income                                       0.557
    Net realized and unrealized gain (loss)
       on investment transactions                               0.123
                                                                -----
    Total from investment operations                            0.680

    Distributions to Unitholders:
    Net investment income                                     (0.548)
                                                                -----
    Total distributions                                       (0.548)
                                                                -----
    Net asset value, end of period                            $10.681
                                                              =======
Total Return(b):                                                6.61%

Ratio of items below to Average Net Assets:
    Expenses                                                    0.34%
    Net investment income                                       5.25%



(a) As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per unit by $0.01, decrease net realized and unrealized gains and losses per unit by $0.01, and increase the ratio of net investment income to average net assets from 5.11% to 5.25%.

(b)  Total return is based on average redemption prices per unit.

                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 16, 2002, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of EVEREN Defined Funds Insured California Series 21 dated September 5, 2002.

                                                               Ernst & Young LLP


Kansas City, Missouri
September 5, 2002

                      Contents of Post-Effective Amendment
                            To Registration Statement


     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                     The Consent of Independent Accountants

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, EVEREN Unit Investment Trusts Series 38, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheaton, and State of Illinois, on the 12th day of September, 2002.

                                   EVEREN Unit Investment Trusts
                                       Series 38
                                       Registrant

                                   By: Claymore Securities, Inc.
                                       Depositor

                                   By: /s/ Nicholas Dalmaso
                                       Executive Vice President and Director

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 12, 2002 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.


SIGNATURE                       TITLE**                                 DATE

Benjamin Fulton*                President and Director              )
                                                                    )
                                                                    )
                                                                    )
David Hooten*                   Chairman of the Board of Directors  )   /S/ NICHOLAS DALMASO
                                                                        --------------------
                                                                    )       Nicholas Dalmaso
                                                                    )       Attorney-in-Fact*
                                                                        September 12, 2002
                                Executive Vice President,
/S/ NICHOLAS DALMASO            Secretary, Treasurer and Director       September 12, 2002
---------------------
    Nicholas Dalmaso*


/S/ CHARLES G. MILLINGTON      Chief Financial Officer                  September 12, 2002
-------------------------
Charles G. Millington*


-------

*      An executed copy of each of the related powers of attorney were filed as
       Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.